UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05531

Barings Participation Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)
251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 704-805-7200
Date of fiscal year end: 12/31
Date of reporting period: 12/31/25

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e- 1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2025

Barings

PARTICIPATION INVESTORS

2025 Annual Report

BARINGS PARTICIPATION INVESTORS
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
INVESTMENT OBJECTIVE & STRATEGIES
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situation investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below- investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase
Plan.
In this report, you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on May 14, 2026, at 8:00 A.M. (Eastern Time) in Charlotte, North Carolina, and virtually at the following website.
https://www.viewproxy.com/barings/broadridgevsm/

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s website at https://www.barings.com/mpv; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec. gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2025, is available (1) on the Trust’s website at https://www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

FORM N-PORT
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at https://www.barings.com/mpv or upon request by calling, toll-free, 1-866-399-1516.
LEGAL MATTERS
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.
BARINGS PARTICIPATION INVESTORS
c / o Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
1-866-399-1516
https://www.barings.com/mpv
ADVISER
Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY 10154

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02199
CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110
TRANSFER AGENT & REGISTRAR
SS&C Global Investor & Distribution Solutions, Inc., formerly known as DST Systems, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

         Barings Participation Investors
2025 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/2025*

PORTFOLIO COMPOSITION AS OF 12/31/2024*
*Based on market value of total investments and cash balances

         Barings Participation Investors
2025 Annual Report
Hypothetical growth of $10,000 Investment (unaudited)

$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$24,749
$18,819
1/1/2016
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns December 31, 2025	1 Year	5 Year	10 Year
Barings Participation Investors	0.65%	14.88%	9.55%
Bloomberg Barclays U.S. Corporate High Yield Index	8.62%	4.51%	6.53%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

         Barings Participation Investors
2025 Annual Report
TO OUR SHAREHOLDERS
I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2025.

PORTFOLIO PERFORMANCE
The Trust’s net total portfolio rate of return for 2025 was 8.30%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $163,818,383 or $15.23 per share, as of December 31, 2025. This compares to $165,121,426 or $15.46 per share, as of December 31, 2024. The Trust paid a quarterly dividend of $0.37 for all quarters for a total annual dividend of $1.48 per share.Net taxable investment income for 2025 was $1.23 per share, including approximately $0.01 per share of non-recurring income, compared to 2024 net taxable investment income of $1.58 per share, which included approximately $0.19 per share of non-recurring income.
The Trust’s stock price decreased 7.6% during 2025, from $17.09 as of December 31, 2024, to $15.89 as of December 31, 2025. The Trust’s stock price of $15.89 as of December 31, 2025, equates to a 4.3% premium to the December 31, 2025, net asset value per share of $15.23. The Trust’s average quarter-end premium/discount for the 3-, 5-, and 10-year periods ended December 31, 2025 was 4.2%, -2.5% and 1.3%, respectively.
The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2025 and the Credit Suisse Leveraged Loan Index for the 1-, 3- and 5-year periods ended December 31, 2025 are provided for comparison purposes only.

	The Trust	Bloomberg Barclays US Corporate HY Index	S&P UBS Leveraged Loan Index*
1 Year	8.30%	8.62%	5.94%
3 Years	10.22%	10.06%	9.30%
5 Years	10.50%	4.51%	6.37%
10 Years	9.54%	6.53%	5.78%
25 Years
Past performance is no guarantee of future results
* On December 4, 2024, S&P Dow Jones Indices, in collaboration with UBS, announced the launch of the S&P UBS Leverage Loan Index, previously known as the Credit Suisse Leveraged Loan Index.
PORTFOLIO ACTIVITY
Consistent with the stated Investment Objective of the Trust, we continue to search for relative value, identifying investments that provide current yield as well as those we believe have opportunities for capital gains. The Trust closed 14 new private placement investments and 41 add-on investments in existing portfolio companies totaling $14.1 million during the fourth quarter. For the year, the Trust closed 46 new private placement investments and 78 add-on investments in existing portfolio companies. The add-on investments include additional term loans and equity co-investment as well as drawdowns on revolvers and delayed draw term loans. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in private placement investments in 2025 was $45.9 million, which was higher than the $40.3 million of private placement investments made by the Trust in 2024. The higher investment amount can be attributed to meaningful activity in the Trust's portfolio, through refinancings and add-ons of existing portfolio companies.
While there continues to be levels of uncertainty and volatility we have not seen for some time, we take comfort that as bottom-up long-term investors we invest in high quality companies, in defensive sectors which we believe will perform through economic cycles (and volatile periods such as these). Both credit quality and capital structure of portfolio companies are key factors in our analysis, along with the quality of the ownership and management groups. As fundamental long-term investors, we believe it is imperative to remain disciplined and underwrite capital structures which will remain sound through economic cycles (and varying interest rate environments). We also seek to maintain a high level of portfolio diversification overall, looking at both industry and individual credit concentration. From a return perspective, the floating rate loans that constitute a majority of the portfolio generally provide some protection and higher returns in an inflationary environment. Barings' North American Private Finance team continues to see good high quality investment opportunities.
As market conventions have largely migrated to all senior capital structures, the Trust’s Investment Objective has allowed for continued investing in small to middle market companies. As of December 31, 2025, 67% of the Trust’s investment

         Barings Participation Investors
2025 Annual Report
portfolio is in private first lien senior secured loans which provides strong risk adjusted returns for the Trust given the senior position in the capital stack. We believe these investments have proven resilient to date. Junior debt comprised 5% of the Trust’s portfolio as of December 31, 2025, and we will continue to invest in junior debt when the capital structure and risk adjusted return is deemed appropriate. Corporate bonds comprise 8% of the portfolio. Equity co-investments alongside the debt investments (13% of the Trust’s portfolio) provide an opportunity for the Trust to realize capital gains in the future. Realized capital gains are typically retained to increase the earnings capacity of the Trust.
The Trust maintains liquidity based on the available cash balance of $13.8 million or 6.6% of total assets, and a leverage profile at 0.20x as of December 31, 2025. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to complement a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.
We had 36 companies exit from the Trust’s portfolio during 2025. This level of exit activity in the Trust’s portfolio was in line with prior year’s exits of 39 portfolio companies. This level of realization activity in 2025 highlights the impact of increased amounts of money that have been raised in the private credit space and the competition for deals during a slower M&A environment. Of the 36 companies exited, the Trust had an equity investment in 15 companies and realized a positive return on its investment in 8 of the 15 equity investments.
During 2025, the Trust had 26 portfolio companies fully or partially pre-pay their debt obligations. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are generally driven by performing companies being sold to either a strategic or financial buyer or the abundance of debt capital available in the market. Unless replaced by new private debt investments, these prepayments reduce net investment income.
OUTLOOK FOR 2026
Two of the bigger questions in 2025 involved rate cuts and tariffs. Market participants expected several rate cuts by the Fed during 2024. However, with PPI and CPI numbers often surprising to the upside, the Fed initiated only 3 rate cuts in 2025, with all three coming in the last four months of the year. We expect the Fed to continue to take a “wait and see” approach as it relates to further cuts throughout 2026 until they see concrete evidence of lower inflation. In the meantime, the economy will have to withstand a prolonged period of high interest rates and the uncertainty of U.S. tariffs, including any retaliatory tariffs without falling into a recession. Additionally, markets have had to contend with AI concerns. In late January and early February, there was a broad sell-off in technology stocks triggered by disappointing earnings signals, particularly around cloud and AI spending and concerns about AI’s impact on software companies Software has been a traditional long-standing favored sector for direct lending loan issuance. According to Kroll Bond Rating Association, technology represented 18% of total deals in 2025 as a percentage of deal count. Barings’ approach to the software / technology sector has been to construct portfolios of software issuers with vertical or end-market specific niche leadership, data assets or technical workflow expertise, modest leverage, and significant equity cushions, backed by sponsors who are domain experts.
Generally speaking, when constructing portfolios, we seek to focus on investing in high-quality businesses which are leaders in their space and offer defensive characteristics which will allow them to perform through the cycle. In addition, our underwriting process includes forward-looking analysis that incorporates rising rates, higher input prices and increased labor costs, with a focus on their impact to interest coverage and other relevant ratios. Additionally, as the Trust's portfolio has migrated to a higher percentage of first lien assets, our position as a lender is further strengthened by the fact that we are lead or co-lead on over 80% of our first lien loans. As a lead or co-lead, we can influence the credit documents to seek to ensure that we have appropriate protections and remedies in the event of any covenant violation or specific ‘ask” from the borrower or sponsor. Therefore, while segments of the broader economy may be affected by potential tariffs and supply chain issues, increasing raw material and energy costs and labor shortages, we remain confident in our underwriting process and the current diversified portfolio to perform through the cycle.
As we enter 2026, default rates remain at relatively low levels and there appears to be plenty of private equity and private debt capacity. While we expect the M&A activity to remain a bit subdued throughout the first quarter, our pipeline of investment opportunities remains relatively stable and healthy. However, as mentioned above, the dynamics within that market have been, and are expected to remain, aggressive. Rest assured that regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies that we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings’ seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

         Barings Participation Investors
2025 Annual Report
In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power.’ With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased slightly given falling interest rates. While recurring investment income remains stable, it may not be sufficient to fully fund the current dividend rate in the future. The expected level of recurring investment income generated by the Trust, combined with the availability of earnings carry forwards and other non-recurring income, is currently expected to be sufficient to maintain the current dividend rate over the next several quarters. We believe the strong credit quality and diverse portfolio construction positions the Trust to continue to maximize shareholder value. In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.
As always, I would like to thank you for your continued interest in and support of Barings Participation Investors. I look forward to seeing you at the Trust’s annual shareholder meeting on Thursday, May 14, 2026.
Sincerely,

Christina Emery
President

         Barings Participation Investors
2025 Annual Report

2025 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/30/2025	$0.3700	$0.3700	$—	$—
Regular	8/29/2025	0.3700	0.3700	—	—
Regular	11/3/2025	0.3700	0.3700	—	—
Regular	12/30/2025	0.3700	0.3700	—	—
		$1.4800	$1.4800	$—	$—
The Trust did not have distributable net long-term gains in 2025.

Annual Dividend	Qualified for Dividend Received Deduction*		Qualified Dividends**		Interest Earned on U.S. Gov’t. Obligations
Amount per Share	Percent	Amount per Share	Percent	Amount per Share	Percent	Amount per Share
$1.48	0.4929%	$0.0073	0.4929%	$0.0073	0%	$0.0000
*    Not available to individual shareholders
**    Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2025

BARINGS PARTICIPATION INVESTORS
Financial Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Participation Investors
December 31, 2025 2025 Annual Report

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value
(Cost - $158,657,982)	$169,040,518
Corporate restricted securities - rule 144A securities at fair value
(Cost - $13,095,559)	12,195,281
Corporate public securities at fair value
(Cost - $10,176,401)	9,963,841

(Total investments (Cost - $181,929,942)	191,199,640
Cash	13,780,575
Foreign currencies (Cost - $6,830)	6,300
Dividend and interest receivable	2,610,766
Receivable for investments sold	294,249
Deferred financing fees	125,460
Other assets	321,357
Total assets	208,338,347
Liabilities:
Note payable	15,000,000
Loan Payable (net of deferred financing fees of $169,316)	22,330,684
Dividend payable	3,979,658
Deferred tax liability	17,915
Investment advisory fee payable	368,591
Tax payable	315,000
Interest payable	168,956
Accrued expenses	180,440
Payable for securities purchased	2,158,720
Total liabilities	44,519,964
Commitments and Contingencies (See Note 7)
Total net assets	$163,818,383
Net Assets:
Common shares, par value $.01 per share	$107,558
Additional paid-in capital	145,511,615
Total distributable earnings	18,199,210
Total net assets	$163,818,383
Common shares issued and outstanding (14,787,750 authorized)	10,755,832
Net asset value per share	$15.23

See Notes to Consolidated Financial Statements 8

CONSOLIDATED STATEMENT OF OPERATIONS Barings Participation Investors
For the year ended December 31, 2025 2025 Annual Report

Investment Income:
Interest	$17,315,916
Dividends	138,582
Other	208,049
Total investment income	17,662,547
Expenses:
Interest and other financing fees	1,795,541
Investment advisory fees	1,501,579
Professional fees	469,159
Trustees' fees and expenses	326,400
Reports to shareholders	168,000
Custodian fees	24,000
Other	106,198
Total expenses	4,390,877
Investment income - net	13,271,670
Income tax, including excise tax expense	315,200
Net Investment income after taxes	12,956,470
Net realized and unrealized gain on investments and foreign currency:
Net realized loss on investments before taxes	(566,364)
Income tax expense	(156,630)
Net realized loss on investments and foreign currency transactions after taxes	(722,994)
Net increase in unrealized appreciation of investments before taxes	874,271
Net decrease in unrealized appreciation of foreign currency translation before taxes	296
Deferred income tax benefit (expense)	120,933
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	995,500
Net gain on investments and foreign currency	272,506
Net increase in net assets resulting from operations	$13,228,976

See Notes to Consolidated Financial Statements 9

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Participation Investors
For the year ended December 31, 2025 2025 Annual Report

Net increase in net assets resulting from operations	$13,228,976
Adjustments to reconcile net income to net cash provided by operating activities:
Purchases of investments	(60,384,279)
Proceeds from sales and maturities of investments	58,281,242
Effect of exchange rate changes on cash	(296)
Net increase in unrealized appreciation on investments before taxes	(874,271)
Net realized loss on investments before taxes	566,364
Payment-in-kind interest	(1,314,632)
Amortization and accretion	(622,532)
Amortization of deferred finance fees	58,795
Changes in operating assets and liabilities:
Decrease in dividend and interest receivable	50,262
Increase in other assets	(212,964)
Decrease in tax payable	(110,000)
Decrease in deferred tax liability	(120,933)
Decrease in investment advisory fee payable	(2,932)
Increase in interest payable	36,911
Decrease in accrued expenses	(6,612)
Net cash provided by operating activities	$8,573,099

Cash flows from financing activities:
Proceeds from increase in loan payable	22,500,000
Proceeds from credit facility	6,250,000
Repayments under credit facility	(14,750,000)
Cash dividends paid from net investment income	(16,921,247)
Receipts for shares issued on reinvestment of dividends	1,349,161
Financing fees paid	(212,816)
Net cash used in financing activities	(1,784,902)

Net change in cash	6,788,197
Cash & foreign currencies - beginning of year	6,998,382
Effects of foreign currency exchange rate changes on cash and cash equivalents	$296
Cash & foreign currencies - end of year	$13,786,875

Supplemental disclosure of cash flow information
Income tax paid (including excise tax)	581,830
Interest paid	1,758,630

See Notes to Consolidated Financial Statements 10

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Participation Investors
2025 Annual Report

	For the year ended 12/31/2025		For the year ended 12/31/2024
Increase / (decrease) in net assets:
Operations:
Investment income - net	$12,956,470		$16,500,252
Net realized loss on investments and foreign currency after taxes	(722,994)		(860,920)
Net change in unrealized appreciation of investments and foreign currency after taxes	995,500		1,607,801

Net increase in net assets resulting from operations	13,228,976		17,247,133

Increase from common shares issued on reinvestment of dividends
Common shares issued	1,349,161		1,233,130
(Number of shares issued: 2025 - 75,565; 2024 - 78,567)
Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders	(15,881,180)		(16,725,552)
Total increase / (decrease) in net assets	(1,303,043)	(1,303,043)	1,754,711
Net assets, beginning of year	165,121,426		163,366,715
(Number of shares outstanding: 12/31/24 - 10,680,267; 12/31/23 - 10,601,700)
Net assets, end of year	$163,818,383		$165,121,426
(Number of shares outstanding: 12/31/25 - 10,755,832; 12/31/24 - 10,680,267)

See Notes to Consolidated Financial Statements 11

CONSOLIDATED FINANCIAL HIGHLIGHTS Barings Participation Investors
2025 Annual Report
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2025	2024	2023	2022	2021
Net asset value:
Beginning of year	$15.46	$15.41	$14.99	$15.19	$13.60
Net investment income (a)	1.20	1.55	1.50	0.97	0.86
Net realized and unrealized gain/(loss) on investments	0.03	0.07	0.21	(0.31)	1.53
Total from investment operations	1.23	1.62	1.71	0.66	2.39
Dividends from net investment income to common shareholders	(1.48)	(1.57)	(1.29)	(0.83)	(0.80)
Dividends from realized gain on investments to common shareholders	—	—	—	(0.03)	—
Increase from dividends reinvested	0.02	0.0 (b)	—	—	0.00
Total dividends	(1.46)	(1.57)	(1.29)	(0.86)	(0.80)
Net asset value: End of year	$15.23	$15.46	$15.41	$15.05	$15.19
Per share market value: End of year	$15.89	$17.09	$15.60	$12.32	$14.80
Total investment return
Net asset value (c)	8.30%	10.76%	12.46%	4.42%	17.84%
Market value (c)	0.65%	20.83%	38.51%	(10.57%)	32.09%
Net assets (in millions):
End of year	$163.82	$165.12	$163.37	$158.92	$161.08
Ratio of total expenses to average net assets (d)	2.91%	2.89%	2.66%	2.35%	2.66%
Ratio of operating expenses to average net assets	1.55%	1.56%	1.56%	1.46%	1.46%
Ratio of interest expense to average net assets	1.08%	0.91%	0.76%	0.63%	0.41%
Ratio of income tax expense to average net assets	0.28%	0.42%	0.34%	0.26%	0.79%
Ratio of net investment income to average net assets	7.76%	9.86%	9.69%	6.39%	5.99%
Portfolio turnover	31%	32%	12%	12%	43%
(a) Calculated using average shares.
(b) Rounds to less than $0.01 per share.
(c) Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d) Total expenses include income tax expense.

Senior borrowings at December 31st:
Total principal amount (in millions)	$37	$24	$22	$24	$21
Asset coverage per $1,000 of indebtedness*	$5,388	$8,026	$8,511	$7,763	$8,670

  * The term "asset coverage" means the ratio that the value of the assets the Trust bears to the aggregate principal amount of the Trust's senior borrowings.
See Notes to Consolidated Financial Statements 12

CONSOLIDATED SCHEDULE OF INVESTMENTS Barings Participation Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.19%: (C)

ABC Legal Services
A leading national provider of Service of Process (“SOP”) solutions, enabling the formal delivery of legal documents required to initiate litigation.
8.34% Term Loan due 08/13/2032 (SOFR + 4.500%)	$498,408	08/13/25	$312,026	$312,399

Accelevation
A vertically integrated designer, producer and installer of customized data center facility solutions and services, predominately in the U.S market. The Company’s revenue streams consist of design and installation of customized electrical, power solutions, air flow containment, and layout of critical infrastructure systems at data centers.
8.37% Term Loan due 01/02/2031 (SOFR + 4.500%) (G)	$280,732	01/02/25	211,003	214,513

Accredited Labs
Offers calibration services for manufacturing and other types of equipment, in addition to product sales and rentals, repair services and other services.
8.59% Term Loan due 09/30/2030 (SOFR + 4.750%)	$707,130	10/20/25	29,348	29,063

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
8.81% Term Loan due 04/05/2028 (SOFR + 4.750%)	$516,736	04/05/22	460,232	459,243
Common Stock (B)	611 shs.	04/05/22	611	208
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	2,976
			469,595	462,427
AdaCore Inc
AdaCore is a provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
8.97% Term Loan due 03/13/2030 (SOFR + 5.250%) (G)	$1,158,835	3/13/2024	1,006,063	1,026,308

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,352	33,272
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	8,582
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	202	—
			31,658	41,854
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	125,281

See Notes to Consolidated Financial Statements 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
8.72% Incremental Term Loan due 04/30/2029 (SOFR + 5.000%)	$617,393	11/03/25	$609,951	$609,676
8.72% Term Loan due 04/30/2029 (SOFR + 5.000%) (G)	$504,515	04/28/23	377,498	378,168
8.72% Senior Term Loan due 04/30/2029 (SOFR + 5.000%)	$257,630	12/10/24	254,701	254,409
Limited Liability Company Unit (B) (F)	22,480 uts.	04/28/23	22,480	27,650
			1,264,630	1,269,903
American Roller Company
A provider of aftermarket surface treatment services for rollers used in industrial manufacturing processes
8.42% Senior Term Loan due 10/16/2031 (SOFR + 4.750%) (G)	$611,632	11/25/25	368,779	368,673
Common Stock (B)	15,110 shs.	11/25/25	15,110	15,110
			383,889	383,783
Application Bootcamp LLC
Offers comprehensive educational counseling services, including personalized college admissions counseling, essay guidance, and standardized test tutoring. The Company primarily targets high school students, but also serves college students / graduates and middle school students.
8.69% Term Loan due 04/21/2031 (SOFR + 5.000%)	$1,211,170	04/21/25	829,724	830,221
14.00% Senior Subordinated Note due 04/11/2030	$57,092	04/21/25	57,092	57,092
Limited Liability Company Unit Common (B) (F)	163,121 shs.	04/21/25	163,121	194,113
			1,049,937	1,081,426
Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
8.17% Term Loan due 11/29/2030 (SOFR + 4.500%) (G)	$1,346,928	12/01/22	835,454	830,087
8.35% Senior Term Loan due 12/01/2030 (SOFR + 4.500%) (G)	$1,204,285	11/03/25	165,159	165,115
Limited Liability Company Common Unit (B)	8 uts.	12/01/22	8,000	23,578
			1,008,613	1,018,780
Argus Logistics
An asset-light provider of managed transportation services, acting as a fully outsourced supply chain management provider to mid-sized shippers on a longer-term, contracted basis.
8.45% Term Loan due 12/19/2031 (SOFR + 4.750%) (G)	$1,186,479	12/01/25	539,000	538,930

ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
8.22% Senior Lien Term Loan 07/17/2028 (SOFR + 4.500%)	$1,420,704	08/29/25	1,411,314	1,411,186
8.22% Term Loan due 07/17/2028 (SOFR + 4.500%) (G)	$241,769	07/15/22	217,765	217,485
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	18,315
			1,640,300	1,646,986

See Notes to Consolidated Financial Statements 14

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	$209,390	$209,390
Common Stock (B)	210 shs.	08/17/15	210	131,409
			209,600	340,799
Automated Financial Systems
A provider of loan management software for large and mid-sized banks, as well as other financial customers across the United States.
8.73% Term Loan due 08/31/2031 (SOFR + 5.000%) (G)	$1,372,876	10/24/25	394,146	393,592

BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
12.94% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545	07/25/22	444,174	398,637
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	33,080
			489,174	431,717
Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
8.54% Senior Term Loan due 12/06/2030 (SOFR + 4.750%) (G)	$1,001,669	12/06/24	864,117	876,454

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.08% Term Loan due 11/30/2027 (SOFR + 5.250%) (G)	$1,200,329	11/30/21	1,082,113	1,089,752
12.00% HoldCo PIK Note due 05/19/2028	$469,653	11/30/21	467,524	469,653
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	69,885
			1,593,868	1,629,290
Bishop Street Underwriters
A Managing General Agent insurance buy and build platform with specialty insurance lines including surety, rep and warranty, tax, professional indemnity, specialty auto, sports, and aviation, among others.
9.22% Term Loan due 07/31/2031 (SOFR + 5.500%) (G)	$612,936	07/31/25	607,237	612,936
Common Stock (B)	245,544 shs.	07/31/25	36,420	45,765
			643,657	658,701
Bitly
A provider of URL shortening and link management solutions for both enterprise and self-serve customers.
8.60% Term Loan due 12/31/2031 (SOFR + 4.750%) (G)	$1,725,000	11/14/25	1,643,026	1,642,656

BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
8.72% Term Loan due 08/23/2030 (SOFR + 5.000%) (G)	$615,963	08/23/24	440,848	443,597
Common Stock (B)	56,012 shs.	08/23/24	56,012	63,854
			496,860	507,451

See Notes to Consolidated Financial Statements 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	183 shs.	08/12/22	$225,058	$204,512

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.07% Term Loan due 10/14/2027 (SOFR + 5.250%) (G)	$1,424,161	10/14/21	1,386,168	1,390,611
Limited Liability Company Unit (B) (F)	111,835 uts.	10/14/21	111,835	139,794
			1,498,003	1,530,405
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.07% Term Loan due 10/04/2026 (SOFR + 6.250%)	$782,054	10/04/18	781,754	710,105

Buske Logistics Inc
A provider of value-added warehousing and logistics services specializing in storage, handling, packaging, inspection, kitting, and component sequencing.
8.84% Term Loan due 10/31/2031 (SOFR + 5.000%) (G)	$492,755	10/31/25	315,783	315,644

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
8.49% First Lien Term Loan due 05/21/2026 (SOFR + 4.500%)	$1,360,690	05/21/18	1,358,856	1,360,690
9.15% Incremental Term Loan due 05/21/2026 (SOFR + 5.250%)	$359,727	09/28/23	358,422	359,727
			1,717,278	1,720,417
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
8.62% Term Loan due 08/09/2032 (SOFR + 4.750%) (G)	$1,000,000	08/07/25	645,648	646,371

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
8.42% Term Loan due 09/30/2030 (SOFR + 4.750%) (G)	$1,707,988	09/30/24	1,472,109	1,477,503

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
9.08% Term Loan due 02/26/2030 (SOFR + 5.000%) (G)	$437,372	02/26/24	$310,118	312,801
Common Stock (B)	12 shs.	02/26/24	12,000	13,477
			322,118	326,278
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
9.94% Term Loan due 10/04/2029 (SOFR + 6.000%) (G)	$1,560,187	10/04/23	1,471,002	1,472,168

See Notes to Consolidated Financial Statements 16

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
8.59% Term Loan due 12/28/2029 (SOFR + 4.750%) (G)	$962,037	12/28/21	$939,424	$938,831
Limited Liability Company Unit (B) (F)	12,008 uts.	07/22/22	12,665	12,608
			952,089	951,439
CEC Entertainment Inc
Develops, operates and franchises family dining and entertainment centers.
9.67% Term Loan due 09/18/2030 (SOFR + 6.000%)	$347,826	09/26/25	342,887	342,887

Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
8.67% Incremental Term Loan due 03/15/2030 (SOFR + 5.000%)	$1,206,734	08/19/24	1,196,721	1,200,218
8.67% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$1,176,180	03/15/24	1,004,794	1,017,051
Limited Liability Company Unit Class A (B) (F)	49 uts.	03/15/24	49,170	56,680
Limited Liability Company Unit Class B (B) (F) (I)	49 uts.	03/15/24	—	24,830
			2,250,685	2,298,779
CloudOne Digital Corp
A scaled multi-cloud platform for web developers, SMBs, and enterprises.
8.90% Term Loan due 08/05/2031 (SOFR + 5.000%) (G)	$1,000,000	06/02/25	807,862	808,712

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.19% Term Loan due 01/04/2027 (SOFR + 4.500%) (G)	$1,590,060	01/29/21	1,583,804	1,590,060
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	172,500
			1,639,449	1,762,560
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on a pharmaceutical developed by Coherus Biosciences.
SPV Common Equity (F)	290,344 uts.	05/08/24	101,299	124,848

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.38% Term Loan due 02/14/2028 (SOFR + 4.500%) (G)	$757,248	02/14/22	669,251	674,596
8.22% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$648,127	12/30/22	640,370	648,127
8.34% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$103,471	12/30/22	102,189	103,471
Preferred Stock (B)	33 shs.	02/14/22	36,108	97,349
			1,447,918	1,523,543

See Notes to Consolidated Financial Statements 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cognito Forms
An online workflow automation and form builder platform allowing users to create, manage, and automate their data collection processes, offering features like drag-and-drop form fields, templates, AI form generation, and integrations into various applications.
10.23% Term Loan due 05/02/2031 (SOFR + 6.250%) (G)	$1,599,288	04/01/25	$1,479,911	$1,504,767
LP Class A Common Units	1,182	05/02/25	118,200	134,382
			1,598,111	1,639,149
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and its biosimilars.
12.33% First Lien Term Loan due 05/08/2029 (SOFR + 8.000%)	$299,324	05/07/24	293,314	297,229

Coker
A provides consulting advisory services to healthcare organizations with the goal of enabling client transformation.
8.17% Senior Term Loan due 03/20/2030 (SOFR + 4.500%) (G)	$1,276,370	03/20/25	1,027,788	1,031,152

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit Class B (B) (I)	6,629 uts.	04/23/20	—	37,253

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 04/19/2028	$1,342,417	04/15/22	1,340,205	1,342,417
Limited Liability Company Unit Class (B) (F)	158,995 uts.	10/14/21	431,250	1,321,251
			1,771,455	2,663,668
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
8.94% Term Loan due 12/21/2029 (SOFR + 5.000%) (G)	$674,063	04/15/22	629,637	635,381

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.17% Term Loan due 02/01/2027 (SOFR + 5.250%)	$572,049	01/30/20	572,042	491,390
9.17% Incremental Term Loan due 02/01/2027 (SOFR + 5.250%)	$76,071	09/14/23	75,590	65,345
Limited Liability Company Unit (B) (F)	1,237 uts.	*	49,559	—
Limited Liability Company Unit (B) (F)	443 uts.	09/14/23	17,748	—
* 01/30/20 and 03/05/21			714,939	556,735

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
9.02% Term Loan due 12/23/2026 (SOFR + 5.250%)	$1,375,757	12/22/20	1,371,309	1,367,227

See Notes to Consolidated Financial Statements 18

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
Preferred Stock (B)	17,546 shs.	*	$19,238	$23,512
* 11/02/22 and 06/10/25

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.44% Term Loan due 12/28/2028 (SOFR + 6.500%) (G)	$1,425,161	12/29/21	1,268,646	814,962
10.09% Incremental Term Loan due 12/28/2028 (SOFR + 6.250%)	$112,303	07/31/23	259,313	173,623
10.44% Incremental Term Loan due 12/28/2028 (SOFR + 6.500%)	$275,709	12/21/23	105,466	70,603
Common Stock (B)	2,763 uts.	12/29/21	94,091	—
Preferred Stock (B)			12,680	—
Limited Liability Company Unit Class A (B)			25,563	-
			1,765,759	1,059,188
DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
9.20% Senior Term Loan due 10/01/2029 (SOFR + 4.750%)	$2,049,219	10/01/21	2,038,621	2,049,219
LP Unit (B) (F)	73,333 uts.	09/29/21	73,404	90,933
			2,112,025	2,140,152
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50% PIK) Term Loan due 06/27/2029	$739,592	06/27/24	729,516	729,681
11.00% (1.50% PIK) Incremental Term Loan due 06/27/2029	$78,078	01/01/25	76,883	77,032
Limited Liability Company Unit (B) (F) (Class A Units)	2,769 uts.	06/27/24	276,900	456,137
			1,083,299	1,262,850
Door & Window Guard Systems
A provider of modular, high-grade steel guards (or “panels”) used to cover door and window openings on vacant residential, commercial, and government buildings.
8.17% Term Loan due 03/28/2031 (SOFR + 4.500%) (G)	$522,207	03/28/25	412,076	415,587
Common Stock (B)	20 shs.	03/28/25	20,320	23,949
			432,396	439,536
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
8.42% Term Loan due 07/20/2029 (SOFR + 4.750%)	$1,670,535	7/20/21	1,654,893	1,670,535

See Notes to Consolidated Financial Statements 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.07% Second Lien Term Loan due 11/23/2029 (SOFR + 7.250%)	$1,679,204	11/22/21	$1,664,917	$1,675,846
Limited Liability Company Unit (B)	46 uts.	11/23/21	45,796	30,234
			1,710,713	1,706,080
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% (2.5% PIK) Term Loan due 05/01/2028	$1,033,106	03/01/23	1,017,492	1,024,842
Limited Liability Company Unit (B) (F)	205 uts.	03/01/23	288,462	271,587
			1,305,954	1,296,429
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
8.82% Incremental Term Loan due 05/23/2030 (SOFR + 5.000%) (G)	$694,695	12/30/21	403,119	405,566
8.82% Term Loan due 05/23/2030 (SOFR + 5.000%) (G)	$195,396	12/30/21	122,739	122,671
			525,858	528,237
Electric Equipment and Engineering
engineers and manufactures alternating current and direct current electrical power distribution products.
13.50% Term Loan due 12/02/2030	$874,422	12/02/24	860,341	874,422
Common Stock (B)	515,625 shs.	12/02/24	515,625	974,531
			1,375,966	1,848,953
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	159,722	—

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
9.17% Term Loan due 01/31/2027 (SOFR + 5.500%)	$819,319	02/09/21	817,838	819,319
9.17% Incremental Term Loan due 01/31/2027 (SOFR + 5.500%)	$141,439	09/01/23	141,007	141,438
			958,845	960,757
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
8.92% Term Loan due 11/05/2027 (G)	$170,937	11/05/21	(1,049)	—

Expert Institute Group
A healthcare-focused outsourced B2B legal services provider that connects plaintiff attorney law firms with high-quality expert witnesses, offers medical record review from in-house medical professionals, provides background checks on allied and opposing witnesses, and utilizes AI-enabled diligence solutions to enable more efficient case outcomes.
8.12% Senior Term Loan due 03/04/2032 (SOFR + 4.250%) (G)	$390,859	03/04/25	149,877	150,507

See Notes to Consolidated Financial Statements 20

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
11.07% Second Lien Term Loan due 05/05/2030 (SOFR + 7.250%)	$476,190	05/04/22	$471,039	$476,190
Limited Liability Company Common Unit (B) (F)	34 uts.	10/14/21	33,632	27,263
			504,671	503,453
Follett School Solutions
A provider of software for K-12 school libraries.
8.22% Term Loan due 08/29/2031 (SOFR + 4.500%)	$1,488,669	04/21/25	1,488,669	1,488,669
LP Interest (B) (F)	881 uts.	08/31/21	8,805	13,410
LP Units (B) (F)	200 uts.	08/31/21	2,003	3,050
			1,499,477	1,505,129
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
9.57% Term Loan due 05/28/2027 (SOFR + 5.750%)	$1,029,609	05/28/21	1,023,001	1,029,610
Limited Liability Company Unit (B) (F)	108 uts.	05/28/21	107,813	76,590
			1,130,814	1,106,200
Franklin Energy
An industry-leading provider of demand-side management (“DSM”) services to utilities and municipalities across the United States.
9.10% Senior Term Loan due 08/01/2031 (SOFR + 5.250%) (G)	$771,005	08/01/25	706,784	707,595

GME Supply
A tech-enabled specialty distributor of fall protection, rigging materials, workwear, and industrial gear and tools to technicians and contractors working in the telecom, utility, aerial construction, renewable energy and other industrial markets.

8.92% Term Loan due 09/09/2031 (SOFR + 5.250%) (G)	$1,349,232	09/09/25	1,040,012	1,040,889

Gojo Industries
A manufacturer of hand hygiene and skin health products.
12.57% Term Loan due 10/26/2028 (SOFR + 8.750%) (G)	$608,653	10/26/23	598,784	608,653

GCDL Holdings LLC
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
9.67% Term Loan due 08/21/2030 (SOFR + 6.000%) (G)	$1,247,128	08/21/24	859,878	862,183
Limited Liability Company Unit (B) (F)	419,595 uts.	08/21/24	419,594	612,608
			1,279,472	1,474,791
Goodyear Chemical
A producer of synthetic rubber primarily for the tire, consumer, packaging, and industrial products industries.
9.59% Term Loan due 10/01/2031 (SOFR + 5.750%) (B)	$992,063	10/31/25	972,791	972,222

See Notes to Consolidated Financial Statements 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Guardian Fire Services
A provider of fire safety services including testing & inspection/monitoring, service & repair, replacement & upgrade, and installation of fire protection equipment such as sprinkler systems, alarms, and suppression systems.
8.29% Senior Term Loan due 10/31/2032 (SOFR + 4.500%) (B) (G)	$744,894	12/01/25	$330,676	$330,585
Common Stock (B)	48,527 shs.	12/01/25	48,527	48,527
			379,203	379,112
Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	36,515
Limited Liability Company Unit Common Class A (B) (I)	3,716 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			371,644	36,515

HaystackID
is a provider of eDiscovery, advisory, and review services that help 500+ corporations (58% of revenue) and law firms (42%) manage complex, data intensive investigations and litigation.
8.45% Term Loan due 01/31/2028 (SOFR + 4.750%) (G)	$1,014,481	01/31/25	577,365	583,384

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$2,695,839	11/17/21	2,678,089	2,534,089

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
8.22% Senior Term Loan due 08/31/2029 (SOFR + 4.500%) (G)	$1,687,608	08/31/23	707,233	711,671
Limited Liability Company Unit (B)	11,337 uts.	08/31/23	11,337	15,758
			718,570	727,429
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
8.92% Term Loan due 09/30/2027 (SOFR + 5.000%)	$844,811	03/26/21	827,059	718,089

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
12.52% Term Loan due 02/02/2026 (SOFR + 8.500%) (G)	$724,990	07/27/22	554,472	516,110
12.52% Incremental Term Loan due 02/02/2026 (SOFR + 8.500%)	$244,983	02/15/23	244,923	231,999
			799,395	748,109
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
9.91% Term Loan due 01/12/2030 (SOFR + 6.000%) (G)	$1,168,627	01/12/24	975,255	933,725
Limited Liability Company Unit (B) (F)	579 uts.	01/12/24	57,892	34,810
			1,033,147	968,535

See Notes to Consolidated Financial Statements 22

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
10.13% Incremental Term Loan due 02/04/2028 (SOFR + 6.000%)	$420,367	04/05/22	$417,655	$405,655

Innovia Medical
A manufacturer of single-use surgical products (e.g., blades & knives, vent and fluid tubes, wipes, etc.) for ear, nose, & throat (ENT), ophthalmic (i.e., eye procedures), and other general surgical applications, as well as sterile processing systems used to store and transport surgical instruments.

8.44% Term Loan due 06/30/2031 (SOFR + 4.750%) (G)	$495,373	06/30/25	447,124	449,821
Limited Liability Company Unit (B) (F)	39 uts.	06/30/25	5,309	5,326
			452,433	455,147
Kanawha Scales and Systems
A full-service provider of weighing and automated industrial control solutions, including service & calibration, MRO equipment, integrated engineered solutions, and data collection systems.
8.09% Term Loan due 10/31/2032 (SOFR + 4.250%) (G)	$1,000,000	11/12/25	439,689	439,492

LaunchPad Home Group
A provider of lake management services, fish stocking and pond aeration sales and services.
10.72% Term Loan due 09/30/2030 (SOFR + 7.000%) (G)	$1,587,000	09/02/25	556,377	557,458
Preferred Stock (B)	137 shs.	09/02/25	136,620	139,914
Common Stock (B)	138,000 shs.	09/02/25	1,380	8,280
			694,377	705,652
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.17% Term Loan due 02/07/2028 (SOFR + 4.500%) (G)	$1,665,130	02/07/22	1,430,661	1,432,293
Limited Liability Company Unit (B) (F)	7,050 uts.	02/07/22	7,302	18,612
			1,437,963	1,450,905
Lockmasters Incorporated
A leading distributor of 3rd party locks and related hardware (e.g., safes, high-security cabinets, and locksmith tools) serving various commercial & industrial end markets including financial services, education, automotive, data centers, and others.

8.67% Term Loan due 09/01/2027 (SOFR + 5.000%) (G)	$709,783	05/01/25	536,334	536,076

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
9.60% Term Loan due 12/23/2026 (SOFR + 5.750%)	$1,638,750	12/23/20	1,633,469	1,622,362
9.60% Incremental Term Loan due 12/23/2026 (SOFR + 5.750%)	$750,321	09/09/21	747,559	742,818
			2,381,028	2,365,180

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,296,075	15,043,199

See Notes to Consolidated Financial Statements 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
10.18% Term Loan due 04/10/2031 (SOFR + 6.250%) (G)	$416,133	04/10/25	$389,298	$370,897

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
8.17% Senior Term Loan due 09/30/2030 (SOFR + 4.500%) (G)	$1,264,780	09/30/24	965,707	980,705

Merchant Industry
A merchant acquiror providing payment processing and other value-added services to SMB merchants.
8.47% Term Loan due 09/19/2031 (SOFR + 4.750%) (G)	$612,118	09/19/25	405,467	405,838
Common Stock (B) (F)	12,783 shs.	09/19/25	12,783	12,893
			418,250	418,731
Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.17% Senior Term Loan due 03/01/2030 (SOFR + 5.500%) (G)	$717,442	03/01/24	607,759	601,207
Limited Liability Company Unit (B)	307 uts.	03/01/24	30,700	22,927
			638,459	624,134
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
8.83% Term Loan due 08/13/2027 (SOFR + 5.000%)	$349,000	08/09/21	347,147	349,000
Limited Liability Company Unit (B)	100,000 uts.	08/13/21	100,000	242,000
			447,147	591,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% PIK Second Lien Term Loan due 06/23/2027	$621,166	06/24/22	618,671	621,166
Common Stock (B) (F)	4,118 shs.	06/24/22	411,765	577,212
			1,030,436	1,198,378
Momentum Group
A leading value-added distributor of design-focused textiles and wallcoverings to hospitality, workplace, healthcare, and other commercial end markets (no residential exposure).
9.17% Term Loan due 03/28/2029 (SOFR + 5.500%) (G)	$652,146	03/28/25	592,762	591,583

MSI Express
A contract manufacturer and packager of shelf-stable food and beverages for major consumer packaged goods.
8.47% Term Loan due 03/24/2031 (SOFR + 4.750%) (G)	$716,357	03/24/25	530,604	529,588

See Notes to Consolidated Financial Statements 24

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
10.28% Incremental Term Loan due 08/25/2026 (SOFR + 6.250%)	$783,584	11/05/21	$781,480	$768,696
10.28% Term Loan due 08/25/2026 (SOFR + 6.250%)	$548,682	08/25/20	547,207	538,257
			1,328,687	1,306,953
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.17% Term Loan due 12/31/2032 (SOFR + 4.500%) (G)	$1,700,476	12/31/25	1,169,043	1,169,038

Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
8.42% Term Loan due 09/13/2029 (SOFR + 4.750%)	$1,675,014	09/13/23	1,113,433	1,130,843
Limited Liability Company Unit (B) (F)	32,603 uts.	09/13/23	32,603	41,080
			1,146,036	1,171,923
Netrix
US-based managed services provider focused on capabilities across security, cloud, and digital workplace.
9.22% Term Loan due 08/31/2030 (SOFR + 5.500%) (G)	$1,725,000	10/31/25	1,446,331	1,445,422

Newforma
A leader in Project Information Management software for the construction industry.
10.17% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$732,414	03/31/23	657,555	634,278
Limited Liability Company Unit (B)	81,722 uts.	08/15/23	84,194	28,603
			741,749	662,881
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.32% Senior Term Loan due 12/23/2030 (SOFR + 4.650%) (G)	$1,580,072	12/13/24	1,356,203	1,357,271

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Term Loan due 10/20/2027 (SOFR + 0.000%)	$183,333	10/24/23	183,334	183,333
Preferred Stock (B)	15 shs.	10/24/23	152,809	152,400
Common Stock (I) (B)	12 shs.	10/24/23	—	181,998
			336,143	517,731
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
8.97% Senior Term Loan due 03/30/2029 (SOFR + 5.000%) (G)	$601,171	03/31/22	418,989	424,239

See Notes to Consolidated Financial Statements 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Onsite Dealer Solutions
A regional provider of automotive reconditioning services including detailing, refinishing, paintless dent repair, and other “make-ready” services.
8.64% Term Loan due 10/15/2031 (SOFR + 4.750%) (B) (G)	$1,623,841	11/04/25	$409,687	$409,148
Common Stock (B)	25 shs.	11/04/25	24,509	24,509
			434,196	433,657
ORS Nasco
A leading industrial maintenance, repair, and operations (“MRO”) product wholesale distributor.
8.67% Term Loan due 08/07/2031 (SOFR + 5.000%)	$428,514	08/07/24	422,664	423,286

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	380,545 shs.	*	380,545	452,849
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
12.04% Term Loan due 10/20/2029 (SOFR + 8.300%)	$611,833	10/20/23	604,106	608,591
Limited Liability Company Unit (B) (F)	30,371 shs.	10/20/23	304,840	259,512
			908,946	868,103
Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
4.00% First Lien Term Loan due 06/21/2026 (SOFR + 6.000%)	$1,928,318	12/20/21	1,910,161	1,735,487
Warrant - Class D, to purchase common stock at $.01 per share (B)	89 uts.	12/20/21	—	—
Warrant - Class CC, to purchase common stock at $.01 per share (B)	32 uts.	12/20/21	—	—
Warrant - Class B, to purchase common stock at $.01 per share (B)	312 uts.	12/20/21	—	—
Warrant - Class A, to purchase common stock at $.01 per share (B)	924 uts.	12/20/21	—	—
			1,910,161	1,735,487
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
9.72% Term Loan due 11/17/2026 (SOFR + 6.000%)	$1,400,696	11/14/17	1,397,293	1,397,894
9.72% Term Loan due 11/17/2026 (SOFR + 6.000%)	$283,001	10/01/20	281,750	282,435
			1,679,043	1,680,329

See Notes to Consolidated Financial Statements 26

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
8.32% Term Loan due 12/03/2027 (SOFR + 4.500%) (G)	$891,409	12/03/21	$697,204	$703,047
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	392,019
			844,314	1,095,066
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.5% (2.500% PIK) Senior Subordinated Note due 12/31/2027 (D)	$2,391,316	12/03/21	1,064,183	750,873
Limited Liability Company Unit Class F (B)	185,072 uts.	07/31/14	172,898	—
			1,237,081	750,873
Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
9.82% First Lien Term Loan due 06/02/2026 (SOFR + 6.000%)	$1,266,253	11/15/21	1,263,566	1,249,792

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
8.22% Term Loan due 09/23/2030 (SOFR + 4.500%) (G)	$904,629	09/23/24	729,030	735,875
Limited Liability Company Unit (B)	218 uts.	09/30/24	21,824	22,975
			750,854	758,850
Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
10.07% Term Loan due 07/18/2029 (SOFR + 6.250%)	$758,717	07/18/23	747,527	669,947
Limited Liability Company Unit (B)	32 uts.	07/18/23	32,000	8,211
			779,527	678,158
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.37% Term Loan due 09/06/2026 (SOFR + 5.250%)	$668,594	03/06/19	667,387	666,588

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
9.57% Term Loan due 03/15/2028 (SOFR + 5.750%) (G)	$831,452	03/15/22	631,832	637,903
8.00% Senior Subordinated Note due 03/15/2029	$32,258	03/15/22	32,258	31,355
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	169,355
			728,606	838,613

See Notes to Consolidated Financial Statements 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Project Halo
A two-sided platform that provides a cloud-based compliance reporting software to fire departments, water municipalities, and state building departments, which is used by authorities having jurisdictions to ensure commercial properties within its jurisdiction maintain compliance with fire codes and annual / semi-annual inspection requirements for fire alarms, sprinklers, fire extinguishers, etc.
8.64% Senior Term Loan due 02/06/2032 (SOFR + 4.750%) (G)	$1,000,000	02/06/25	$782,813	$784,899

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
8.75% First Lien Term Loan due 11/01/2029 (SOFR + 5.000%) (G)	$191,101	11/01/22	161,175	162,400
8.45% Incremental Lien Term Loan due 12/31/2030 (SOFR + 4.750%) (G)	$446,415	11/03/25	84,853	84,819
Limited Liability Company Unit Class A (B)	54 shs.	11/01/22	5,400	6,987
			251,428	254,206
RapidAir
an asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services
8.53% Senior Term Loan due 10/15/2030 (SOFR + 4.750%) (G)	$546,950	10/15/24	294,433	266,518
Common Stock (B)	30 shs.	10/15/24	30,000	21,191
			324,433	287,709
Real Chemistry
A leading pure-play, tech-enabled analytical marketing agency in the U.S primarily serving the pharmaceutical and healthcare industry.
8.17% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$500,000	04/11/25	360,231	360,281

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
9.79% Term Loan due 02/14/2028 (SOFR + 5.750%)	$1,285,297	08/12/20	1,281,284	1,285,297
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	11,843
			1,302,816	1,297,140
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
9.00% Term Loan due 11/15/2027 (SOFR + 5.000%)	$932,039	11/15/21	924,783	921,786
Limited Liability Company Unit (B)	40,479 uts.	09/29/17	40,479	31,978
			965,262	953,764
RKD Group
A provider of marketing and fundraising services to non-profit organizations (“NPOs”) in the U.S. RKD provides a full suite of services including strategic planning, content creation/design, campaign execution, as well as data analytics to improve donor segmentation and provide strategic insights to inform future campaigns.
9.38% Term Loan due 05/19/2031 (SOFR + 5.500%) (G)	$1,717,974	05/19/25	1,381,412	1,383,320

See Notes to Consolidated Financial Statements 28

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
9.95% Term Loan due 12/29/2028 (SOFR + 6.250%) (G)	$649,200	12/30/22	$627,443	$620,053

Rock Labor
A provider of live entertainment event labor in the United States.
9.23% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$397,259	09/14/23	332,046	339,392
Limited Liability Company Unit (B) (F)	12,266 uts.	09/14/23	65,676	72,369
			397,722	411,761
ROI Solutions
Call center outsourcing and end user engagement services provider.
8.67% Term Loan due 10/03/2029 (SOFR + 5.000%) (G)	$1,427,709	10/03/24	1,026,719	1,030,875

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.25% Term Loan due 08/02/2030 (SOFR + 5.500%) (G)	$2,471,901	08/02/24	2,191,545	2,195,140

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
8.57% Term Loan due 12/16/2028 (SOFR + 4.750%)	$1,968,688	12/16/20	1,960,959	1,968,688
Common Stock (B)	30 shs.	12/16/20	29,900	39,289
			1,990,859	2,007,977
Sandvine Corporation
A provider of active network intelligence solutions.
Class A Units (B) (I)	688 shs.	06/28/24	—	—
Class C Units (B) (I)	31,364 shs.	06/28/24	—	—

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
8.74% First Lien Term Loan due 07/30/2027 (SOFR + 4.750%)	$1,425,958	07/30/18	1,420,352	1,416,119

SBP Holdings
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
8.72% Term Loan due 03/27/2028 (SOFR + 5.000%)	$1,235,998	03/27/23	663,703	677,235

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
6.02% (3.75% PIK) Term Loan due 12/15/2028 (SOFR + 2.250%)	$1,503,104	12/16/21	1,490,755	1,277,639

See Notes to Consolidated Financial Statements 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Screenvision Media
One of two leading cinema advertising networks in the US, offering advertising solutions to national and local brands across an exclusive in-cinema network.
8.86% First Lien Term Loan due 04/25/2030 (SOFR + 5.000%) (G)	$496,180	4/25/25	$435,161	$435,132
12.36% Second Lien Term Loan due 04/25/2030 (SOFR + 8.500%)	$444,978	4/25/25	429,634	429,626
			864,795	864,758
SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
11.32% (6.00% PIK) Senior Term Loan due 11/27/2029 (SOFR + 7.000%)	$979,165	11/27/24	564,210	464,612
14.36% Term Loan due 11/27/2029 (SOFR + 10.500%) (G)	$35,822	11/10/25	35,639	35,639
Common Stock (B)	184 shs.	11/27/24	808,118	—
			1,407,967	500,251
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
8.48% Term Loan due 06/30/2032 (SOFR + 4.750%) (G)	$1,725,000	10/24/25	1,180,024	1,179,415

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
8.83% Term Loan due 09/01/2029 (SOFR + 5.000%) (G)	$1,471,695	09/01/23	1,281,220	1,303,681
Common Stock (B)	29 shs.	09/01/23	29,000	62,656
			1,310,220	1,366,337
Sonicwall
A provider of network security (i.e. firewall products) primarily focused on the SMB market.
9.17% Incremental Term Loan due 05/18/2028 (SOFR + 5.500%)	$962,264	06/13/25	946,652	614,646

Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
8.86% Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$1,671,882	07/23/24	1,261,910	1,269,904
Limited Liability Company Unit (B) (F)	48,466 uts.	07/23/24	48,518	53,312
			1,310,428	1,323,216
Stackline
An e-commerce data company that tracks products sold through online retailers.
11.95% HoldCo Note due 07/30/2028 (SOFR + 7.750%)	$2,655,157	07/29/21	2,642,780	2,655,156
Common Stock (B)	1,340 shs.	07/30/21	42,078	78,015
			2,684,858	2,733,171
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
9.64% Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$1,200,506	12/02/21	1,084,665	987,884
9.64% Incremental Term Loan due 12/02/2027 (SOFR + 5.750%)	$452,827	04/02/24	448,098	413,431
			1,532,763	1,401,315

See Notes to Consolidated Financial Statements 30

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.44% Term Loan due 06/30/2027 (SOFR + 5.500%) (G)	$913,512	07/02/21	$905,568	$892,129
9.19% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%)	$715,979	06/07/24	362,466	349,651
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	70,583
			1,342,700	1,312,363
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
10.69% Term Loan due 03/04/2030 (SOFR + 6.750%) (G)	$1,070,551	03/04/24	944,290	959,165
Limited Liability Company Unit (B) (F)	311,881 uts.	05/22/23	311,881	567,623
			1,256,171	1,526,788
Swoop
Swoop is a provider of marketing data and engagement technology to the biopharma industry.
8.22% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$500,000	04/11/25	255,743	257,576

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
9.57% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$483,264	03/31/22	457,382	456,613
9.82% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$221,970	05/22/23	218,892	220,194
			676,274	676,807
Tapco
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
8.22% Term Loan due 11/15/2030 (SOFR + 4.500%)	$1,708,021	11/15/24	1,486,108	1,488,112
Common Stock (B)	23 shs.	*	24,529	35,287
*11/15/24 & 08/20/25			1,510,637	1,523,399

Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
14.00% Senior Subordinated Note due 05/25/2028	$1,040,290	05/25/23	1,030,385	986,195
14.00% Senior Subordinated Note due 08/31/2027	$202,279	08/30/24	199,699	191,760
14.00% Senior Subordinated Note due 12/16/2029	$61,647	12/19/24	60,791	58,441
Limited Liability Company Unit (B) (F)	891,204 uts.	05/25/23	901,631	365,394
			2,192,506	1,601,790
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
8.57% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$1,935,112	12/20/21	1,602,490	1,598,196
8.57% Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$541,779	01/02/25	266,771	267,823
			1,869,261	1,866,019

See Notes to Consolidated Financial Statements 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
8.57% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$1,023,847	04/29/22	$1,017,012	$927,606
8.57% Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$541,779	10/14/21	823,577	—
			1,840,589	927,606
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
8.47% Senior Term Loan due 12/22/2028 (SOFR + 4.750%) (G)	$1,217,178	05/21/25	671,732	672,087
8.47% Term Loan due 12/22/2028 (SOFR + 4.750%) (G)	$529,688	12/21/21	332,863	332,300
			1,004,595	1,004,387
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.47% Term Loan due 10/31/2031 (SOFR + 4.750%) (G)	$779,214	10/31/24	609,412	611,146

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	74,103

Tipco Technologies
A medical group practice that specializes in Social Work and Counseling.
8.92% Term Loan due 12/03/2029 (SOFR + 5.250%) (G)	$578,835	09/03/24	535,022	534,914
8.92% Incremental Term Loan due 09/30/2030 (SOFR + 5.250%) (G)	$111,387	09/02/25	54,547	54,510
			589,569	589,424
Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
4.77% Term Loan due 02/26/2027 (SOFR + 1.000%)	$1,653,725	02/25/21	1,648,446	1,447,009

Trintech, Inc.
An international provider of core, cloud-based financial close software.
9.22% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$1,692,964	07/25/23	1,574,830	1,598,182

Turnberry Solutions, Inc.
A provider of technology consulting services.
9.57% Term Loan due 03/02/2028 (SOFR + 5.750%)	$1,559,749	07/29/21	1,553,709	1,559,749

UHY LLP
a top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
8.57% Term Loan due 11/21/2031 (SOFR + 4.750%) (G)	$1,958,377	11/22/24	1,014,516	1,030,989

See Notes to Consolidated Financial Statements 32

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Unosquare
A provider of outsourced digital engineering and software development services for the banking, financial services, insurance, life sciences, and high-tech industries.
8.47% Term Loan due 06/02/2031 (SOFR + 4.750%) (G)	$604,761	06/02/25	$352,510	$353,382
Limited Liability Company Unit (B)	15,278 uts.	06/02/25	15,278	12,680
			367,788	366,062
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
9.32% Term Loan due 06/01/2026 (SOFR + 5.500%)	$2,467,228	*	2,463,509	2,467,228
* 11/30/18 and 10/10/24

VB Spine
A top-5 producer of spinal implants and devices used in fusion and non-fusion spinal surgeries.
8.67% Term Loan due 04/01/2030 (SOFR + 5.000%)	$1,597,792	04/01/25	1,545,073	1,543,467
Common Stock (B)	26,485 shs.	03/31/25	—	—
			1,545,073	1,543,467
VitalSource
A provider of digital fulfillment software for the higher education sector.
8.27% Term Loan due 06/03/2030 (SOFR + 4.500%) (G)	$1,587,560	06/01/21	1,540,626	1,549,811
8.27% Incremental Term Loan due 06/03/2030 (SOFR + 4.500%)	$74,790	04/21/25	74,145	74,491
Limited Liability Company Unit (B)	1,891 uts.	06/01/21	18,909	65,104
			1,633,680	1,689,406
Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
8.95% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$1,345,176	08/01/23	810,044	821,274
8.77% Senior Term Loan due 12/27/2027 (SOFR + 5.000%)	$160,836	12/27/21	159,496	160,836
			969,540	982,110
Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	—

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
8.67% Term Loan due 09/30/2031 (SOFR + 5.000%) (G)	$1,352,909	02/15/23	1,076,275	1,086,296
8.67% Incremental Term Loan due 09/30/2031 (SOFR + 5.000%)	$372,728	09/30/25	82,282	82,419
Limited Liability Company Unit (B)	4,206 uts.	02/15/23	42,058	77,597
			1,200,615	1,246,312
Wilson Language Training
A leading provider of supplemental literacy curriculum and professional development products for the K-12 market, with a particular emphasis on early reading (K-3).
8.63% Term Loan due 04/19/2032 (SOFR + 4.750%) (G)	$612,319	04/17/25	459,915	439,237

See Notes to Consolidated Financial Statements 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 110.63%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost		Fair Value

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.17% Term Loan due 12/29/2028 (SOFR + 5.250%) (G)	$1,218,506	12/01/21	$999,316		$995,872
9.17% Senior Term Loan due 12/29/2028 (SOFR + 5.250%)	$241,453	03/05/25	238,693		239,039
9.17% Incremental Term Loan due 12/29/2028 (SOFR + 5.250%)	$89,990	04/09/24	88,958		89,090
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803		159,075
Preferred Stock (B) (F)	32 shs.	04/05/24	45,516		48,286
Common Stock (B) (F)	10 shs.	03/05/25	15,583		15,763
			1,533,869		1,547,125
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
8.70% Term Loan due 03/22/2030 (SOFR + 4.500%) (G)	$1,696,282	03/22/24	1,588,487		1,612,334

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
8.67% Term Loan due 10/03/2028 (SOFR + 5.000%) (G)	$975,280	10/03/22	839,875		845,204

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
8.20% Term Loan due 12/19/2032 (SOFR + 4.500%) (G)	$974,485	12/19/25	548,880		548,830
Common Stock (B)	34 shs.	12/19/25	34,000		34,000
			582,880		582,830

Total Private Placement Investments (E)			$158,657,982	$—	$169,040,518

See Notes to Consolidated Financial Statements 34

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 7.44%: (H)

Bonds - 7.44%
Cable & Wireless Comm Limited (J)	9.000	01/15/2033	$500,000	$518,750	$515,168
Carriage Purchaser Inc.	7.875	10/15/2029	750,000	629,153	716,714
Citrix	6.625	08/15/2033	2,000,000	1,981,718	1,982,114
Community Health Systems	5.250	05/15/2030	500,000	470,000	469,596
CSC Holdings LLC	5.000	11/15/2031	625,000	550,914	220,640
Hilcorp Energy	6.875	05/15/2034	1,000,000	930,000	937,011
iHeartMedia	4.750	01/15/2028	650,000	598,000	594,750
Inmarsat Finance PLC	9.000	09/15/2029	480,000	479,806	509,155
LBM	9.500	06/15/2031	226,000	224,870	235,591
Liberty Cablevision of Puerto Rico (J)	6.750	10/15/2027	750,000	713,554	524,213
Mauser Packaging	9.250	04/15/2030	500,000	483,750	480,000
Nielsen	9.290	04/15/2029	658,000	648,881	659,124
Prince	9.000	02/15/2030	740,000	665,784	245,716
Radiology Partners, Inc	9.781	02/15/2030	825,150	793,125	794,207
Staples	10.750	09/01/2029	750,000	732,876	745,636
Stonebriar Finance Holdings	8.125	12/15/2030	500,000	507,500	514,600
Terrier Media Buyer, Inc.	8.875	12/15/2027	428,000	420,960	367,678
Venture Global	4.125	08/15/2031	555,000	500,194	505,035
Wilsonart	11.000	08/15/2032	750,000	740,924	670,187
XPLR Infrastructure Operating Partners	7.750	04/15/2034	500,000	504,800	508,146
Total Bonds				13,095,559	12,195,281

Common Stock - 0.00%
TherOX, Inc. (B) (I)			26 shs	—	—
Touchstone Health Partnership (B) (I)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$13,095,559	$12,195,281

Total Corporate Restricted Securities				$171,753,541	$181,235,799
See Notes to Consolidated Financial Statements 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Corporate Public Securities - 6.08%: (A)	Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 4.32%
AL GCX Fund VII	2.250	5.872	12/17/32	$617,284	$615,741	$617,673
AP Highlands (C)		9.750	10/16/28	739,890	735,034	739,890
Asurion	4.250	7.966	09/19/30	498,747	499,370	498,358
Bausch Health Companies Inc.	6.250	9.966	10/08/30	912,844	893,051	889,685
BMC Software	5.750	9.466	07/30/32	1,000,000	989,636	960,750
BradyPLUS	3.500	7.408	12/11/30	537,428	529,367	531,156
Fidelis (C)	5.000	8.882	10/17/31	990,000	985,894	985,940
Mcafee	6.250	10.350	07/27/28	34,369	34,369	7,561
Precisely	4.000	8.102	04/24/28	931,762	925,148	862,579
Twitter	6.500	10.448	10/26/29	494,898	494,380	485,708
Versant Media Group	3.500	7.365	01/30/31	500,000	500,000	499,690
Total Bank Loans					7,201,990	7,078,990

Bonds - 1.76%
Cedar Fair		6.625	05/01/32	500,000	502,950	504,207
Jetblue Airways		9.875	09/20/31	650,000	689,836	654,850
Norwegian Cruise Line Holdings		6.250	09/15/33	500,000	496,250	499,789
OneMain Finance Corp		6.750	09/15/33	301,000	301,000	304,801
Sabre Global		11.125	07/15/30	1,000,000	984,375	921,204
Total Bonds					2,974,411	2,884,851

Total Corporate Public Securities					$10,176,401	$9,963,841

Total Investments		116.71%			$181,929,942	$191,199,640
Other Assets		10.46%				17,138,707
Liabilities		(27.17)%				(44,519,964)
Total Net Assets		100.00%				$163,818,383

(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of December 31, 2025, the value of these securities amounted to $169,040,518 or 103.19% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of December 31, 2025, total value of unfunded commitments amounted to $26,094,820 and had net unrealized depreciation of $(17,718) or (0.01)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.
(J)     Foreign security.

PIK    - Payment-in-kind
SOFR - Secure Overnight Financing Rate

See Notes to Consolidated Financial Statements 36

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report
Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and foreign currency as of December 31, 2025.

United States of America	99.5%
Individually less than 1%	0.5%
100%

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.51%
Accurus Aerospace	$462,427
Applied Aerospace Structures Corp.	1,018,780
Bridger Aerospace	204,512
Compass Precision	2,663,668
CTS Engines	1,367,227
Mission Microwave	624,134
Trident Maritime Systems	1,447,009
Whitcraft Holdings, Inc.	1,246,311
9,034,068
AIRLINES - 1.44%
Echo Logistics	1,706,080
Jetblue Airways	654,850
2,360,930
AUTOMOTIVE - 3.68%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	340,799
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	431,717
EFC International	1,296,429
Omega Holdings	424,239
Onsite Dealer Solutions	433,657
Randy's Worldwide	254,206
Spatco	1,323,216
SVI International, Inc.	1,526,788
6,031,051
BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.99%
The Caprock Group (aka TA/TCG Holdings, LLC)	1,004,387
The Hilb Group, LLC	611,146
1,615,533
BUILDING MATERIALS - 1.53%
Decks Direct	1,059,188
LBM	235,591
Lockmasters Incorporated	536,076
Wilsonart	670,187
2,501,042
CABLE & SATELLITE - 1.07%
CSC Holdings LLC	220,640
Inmarsat Finance PLC	509,155
Liberty Cablevision of Puerto Rico	524,213
Versant Media Group	499,690
1,753,698

Industry Classification:	Fair Value/ Market Value

CAPITAL GOODS - 0.64%
GME Supply	$1,040,889

CHEMICALS - 1.98%
Americo Chemical Products	1,269,903
Goodyear Chemical	972,222
Polytex Holdings LLC	750,873
Prince	245,716
3,238,714
CONSUMER CYCLICAL SERVICES - 5.87%
CEC Entertainment Inc	342,887
Expert Institute Group	150,507
LYNX Franchising	2,365,180
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	370,897
Mobile Pro Systems	1,198,378
ROI Solutions	1,030,875
Staples	745,636
Swoop	257,576
Team Air (Swifty Holdings LLC)	1,601,790
Turnberry Solutions, Inc.	1,559,749
9,623,475
CONSUMER INDUSTRIAL - 0.93%
Tapco	1,523,399

CONSUMER PRODUCTS - 1.76%
Handi Quilter Holding Company	36,515
Ice House America	968,535
Renovation Brands	953,765
Terrybear	927,606
2,886,421
CORPORATE INDUSTRIAL - 1.13%
Sabre Global	921,204
Hilcorp Energy	937,011
1,858,215
DIVERSIFIED MANUFACTURING - 4.37%
Accelevation	214,513
HTI Technology & Industries Inc.	748,109
MNS Engineers, Inc.	591,000
Process Insights Acquisition, Inc.	678,158
Safety Products Holdings, Inc.	2,007,977
Standard Elevator Systems	1,401,315
Tank Holding	676,807
See Notes to Consolidated Financial Statements 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Industry Classification:	Fair Value/ Market Value

Worldwide Electric Corporation	$845,204
7,163,083
ELECTRIC - 3.12%
Cascade Services	1,472,168
Dwyer Instruments, Inc.	1,670,535
Franklin Energy	707,595
Pro Vision	758,850
XPLR Infrastructure Operating Partners	508,146
5,117,294
ENVIRONMENTAL - 1.41%
ENTACT Environmental Services, Inc.	960,757
Northstar Recycling	1,354,772
2,315,529
FINANCE COMPANIES - 1.71%
AP Highlands	739,890
Portfolio Group	1,249,792
Stonebriar Finance Holdings	514,600
OneMain Finance Corp	304,801
2,809,083
FINANCIAL OTHER - 3.22%
Bishop Street Underwriters	658,701
BradyPLUS	531,156
Coduet Royalty Holdings, LLC	124,848
Cogency Global	1,523,543
Fidelis	985,940
Merchant Industry	418,731
UHY LLP	1,030,989
5,273,908
FOOD & BEVERAGE - 2.64%
California Custom Fruits & Flavors	326,278
PANOS Brands LLC	452,849
Sara Lee Frozen Foods	1,416,119
Woodland Foods, Inc.	1,547,125
Ziyad	582,830
4,325,201
HEALTHCARE - 8.54%
Cadence, Inc.	1,720,417
Cloudbreak	2,298,779
Community Health Systems	469,596
GCDL Holdings LLC	1,474,791
Heartland Veterinary Partners	2,534,089
HemaSource, Inc.	727,429
Home Care Assistance, LLC	718,089
Illumifin	405,655
Innovia Medical	455,147
Navia Benefit Solutions, Inc.	1,169,038
Parkview Dental Partners	868,103
Radiology Partners, Inc	794,207
Real Chemistry	360,281
13,995,621

Industry Classification:	Fair Value/ Market Value

HEALTH INSURANCE - 0.60%
Warner Pacific Insurance Services	$982,110

INDUSTRIAL ENERGY MIDSTREAM - 0.69%
Venture Global	505,035
AL GCX Fund VII	617,673
1,122,708
INDUSTRIAL OTHER - 22.72%
Accredited Labs	29,063
American Roller Company	383,783
Application Bootcamp LLC	1,081,426
BKF Engineers	507,451
Caldwell & Gregory LLC	1,477,503
Coker	1,031,152
Concept Machine Tool Sales, LLC	556,735
Door & Window Guard Systems	439,536
Electric Equipment and Engineering	1,848,953
Gojo Industries	608,653
Guardian Fire Services	379,112
Kanawha Scales and Systems	439,492
LaunchPad Home Group	705,652
Madison Indoor Air Solutions	15,045,698
Media Recovery, Inc.	980,705
Momentum Group	591,583
MSI Express	529,588
Ocelot Holdco	517,731
ORS Nasco	423,286
Polara (VSC Polara LLC)	1,095,066
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	666,588
RapidAir	287,709
SBP Holdings	677,235
Stratus Unlimited	1,312,363
Tencarva Machinery Company	1,866,019
Tipco Technologies	589,424
VB Spine	1,543,467
World 50, Inc.	1,612,334
37,227,307
LEISURE- 0.61%
Cedar Fair	504,207
Norwegian Cruise Line Holdings	499,789
1,003,996
LOCAL AUTHORITY - 0.89%
LeadsOnline	1,450,905

MEDIA & ENTERTAINMENT - 6.59%
Advantage Software	41,854
ASC Communications, LLC (Becker's Healthcare)	1,646,986
BrightSign	1,530,405
DistroKid (IVP XII DKCo-Invest, LP)	2,140,152
See Notes to Consolidated Financial Statements 38

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2025 2025 Annual Report

Industry Classification:	Fair Value/ Market Value

iHeartMedia	594,750
Music Reports, Inc.	1,306,953
RKD Group	1,383,320
Rock Labor	411,761
Screenvision Media	864,758
Terrier Media Buyer, Inc.	$367,678
The Octave Music Group, Inc. (fka TouchTunes)	74,103
Wilson Language Training	439,237
10,801,957
PACKAGING - 2.00%
Brown Machine LLC	710,105
Buske Logistics Inc	315,644
Diversified Packaging	1,262,850
Five Star Holding, LLC	503,453
Mauser Packaging	480,000
3,272,052
PHARMACEUTICALS - 0.54%
Bausch & Lomb	889,685

PROPERTY & CASUALTY - 1.36%
Asurion	498,358
Pearl Holding Group	1,735,487
2,233,845
TECHNOLOGY - 25.60%
ABC Legal Services	312,399
AdaCore Inc	1,026,308
Automated Financial Systems	393,592
Becklar	876,454
Best Lawyers (Azalea Investment Holdings, LLC)	1,629,290
BMC Software	960,750
Bitly	1,642,656
CAi Software	646,371
Cash Flow Management	951,439
CloudOne Digital Corp	808,712
CloudWave	1,762,560
Cognito Forms	1,639,149
Coherus Biosciences	297,229
Command Alkon	37,253
Comply365	635,381
Citrix	1,982,114
DataServ	23,512
EFI Productivity Software	528,237
Follett School Solutions	1,505,129
HaystackID	583,384
Mcafee	7,561
Net at Work	1,171,923
Netrix	1,445,422
Newforma	662,881
Nielsen	659,124
Precisely	862,579

Industry Classification:	Fair Value/ Market Value

ProfitOptics	838,613
Project Halo	784,899
Recovery Point Systems, Inc.	1,297,140
RPX Corp	2,195,140
Scaled Agile, Inc.	1,277,639
Smartling, Inc.	$1,179,415
smartShift Technologies	1,366,337
Sonicwall	614,646
Stackline	2,733,171
Trintech, Inc.	1,598,182
Twitter	485,708
Unosquare	366,062
U.S. Legal Support, Inc.	2,467,228
VitalSource	1,689,406
41,944,995
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.31%
Cable & Wireless Comm Limited	515,168

TRANSPORTATION SERVICES - 3.23%
AIT Worldwide Logistics, Inc.	125,281
Argus Logistics	538,930
Carriage Purchaser Inc.	716,714
FragilePAK	1,106,200
Pegasus Transtech Corporation	1,680,329
RoadOne IntermodaLogistics	620,053
SEKO Worldwide, LLC	500,251
5,287,758
Total Investments - 116.71%
(Cost - $181,929,942)	$191,199,640

See Notes to Consolidated Financial Statements 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Participation Investors
2025 Annual Report

1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust. The effects of all internal transactions between the Trust and its wholly-owned subsidiary are eliminated in consolidation.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
 A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $169,040,518 (103.19% of net assets) and corporate public securities of $1,725,831 (1.05% of net assets) as of December 31, 2025. The values have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2025, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
 Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is generally determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is generally determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) or the company's trailing twelve month revenue is multiplied by a valuation multiple.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
The Adjusted EBITDA valuation multiple or revenue valuation multiple is the primary significant unobservable input. Increases/ (decreases) to the company’s Adjusted EBITDA or revenue would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust determined this guidance will not have a material impact on its consolidated financial statements.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. The effective date for the amendments in ASU 2023-09 are for fiscal years beginning after December 15, 2025. Adoption is either with a prospective method or a fully retrospective method of transition. Early adoption is permitted. The Trust adopted the aforementioned guidance and it did not have a material impact on the Trust’s consolidated financial statements.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment are the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses, and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of December 31, 2025.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2025 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$750,873	$—	$—	$750,873
Bank Loans	142,498,770	—	614,646	141,884,124
Common Stock - U.S.	3,741,678	—	—	3,741,678
Preferred Stock	819,328	—	—	819,328
Partnerships and LLCs	21,229,869	—	—	21,229,869
Rule 144A Securities	—
Corporate Bonds	12,195,281	—	12,195,281	—
Common Stock	—	—	—	—
Corporate Public Securities
Bank Loans	7,078,990	—	5,353,159	1,725,831
Corporate Bonds	2,884,851	—	2,884,851	—
Common Stock - U.S.	—	—	—	—
Total	$191,199,640	$—	$21,047,937	$170,151,703
See information disaggregated by issuer, security type, and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2025

	Fair Value	Valuation Model	Level 3 Inputs	Range of Inputs	Weighted Average*	Impact to Valuation from an Increase in Input
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$750,873	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Bank Loans	$120,087,559	Yield Analysis	Market Yield	7.9% - 26.3%	10.8%	Decrease
	$901,423	Market Approach	Adjusted EBITDA Multiple	6.5x - 9.5x	8.9x	Increase
	$1,059,188	Market Approach	Revenue Multiple	0.2x	0.2x	Increase
	$19,835,954	Recent Transaction	Transaction Price	98.0% - 100.0%	98.9%	Increase

Common Stock	$124,848	Yield Analysis	Market Yield	29.0%	29.0%	Decrease
	$3,416,669	Market Approach	Adjusted EBITDA Multiple	5.8x - 20.0x	9.0x	Increase
	$78,015	Market Approach	Revenue Multiple	8.5x	8.5x	Increase
	$122,146	Recent Transaction	Transaction Price	$1.00 - $1,000.00	$479.53	Increase

Preferred Stock	$204,512	Yield Analysis	Market Yield	11.7	11.7%	Decrease
	$614,816	Market Approach	Adjusted EBITDA Multiple	6.5x-16.5x	11.6x	Increase
	$—	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Partnerships and LLCs	$21,229,869	Market Approach	Adjusted EBITDA Multiple	5.5x-27.0x	13.0x	Increase
	$—	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Corporate Public Securities
Bank Loans	$1,725,831	Yield Analysis	Market Yield	9.3%-10.9%	10.0%	Decrease

* The weighted averages disclosed in the table above were weighted by relative fair value

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2024	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2025
Restricted Securities
Corporate Bonds	$959,937	$(209,064)	$—	$—	$—	$—	$—	$750,873
Bank Loans	137,695,499	(291,001)	50,854,660	(4,313,130)	(42,061,904)	—	—	141,884,124
Common Stock - U.S.	4,285,172	(176,931)	319,389	(214,643)	(471,309)	—	—	3,741,678
Preferred Stock	657,453	(18,582)	183,637	(3,180)	—	—	—	819,328
Partnerships and LLCs	20,662,269	2,540,798	268,563	(2,241,761)	—	—	—	21,229,869
Public Securities
Bank Loans	2,282,891	18,495	43,042	—	(618,598)	—	—	1,725,830
Total	$166,543,221	$1,863,715	$51,669,291	$(6,772,714)	$(43,151,811)	$—	$—	$170,151,702
For the year ended December 31, 2025, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized (Depreciation) in Net Assets from assets still held
Interest - OID amortization	$513,015	$—
Net realized gain (loss) on investments before taxes	2,251	—
Net change in unrealized appreciation of investments before taxes	1,348,450	327,911
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield- to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of December 31, 2025, the fair value of the Trust’s non-accrual assets was $750,873, or 0.4% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $1,064,183, or 0.6% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of December 31, 2025, the Trust held no PIK non-accrual assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2025, the Trust did not have realized taxable long-term capital gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the PI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. In accordance with U.S. GAAP, the Trust has made reclassifications among its capital accounts. These reclassifications are intended to adjust the components of net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or net asset value of the Trust. As of December 31, 2025, the Trust made reclassifications to increase or (decrease) the components of net assets detailed below:

Paid-In Capital	Total Distributable Earnings	Realized Capital Losses
$(315,085)	$8,901	$306,184
The Trusts’ current income tax expense as shown on the Statement of Operations included excise tax expense of $315,200 and income tax expense related to realized gains on investments of $156,630.The $156,630 of income tax expense on realized gains on investments included income tax expense related to the PI Subsidiary Trust as described in the table below of $156,630 and $0 of capital gains tax.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. The PI Subsidiary Trust had $878,209 of taxable income as of December 31, 2025.
The components of income taxes included in the PI Subsidiary Trust were as follows:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report

Income tax expense (benefit)
Current:
Federal	$154,881
State	1,749
Total current	$156,630
Deferred:
Federal	$(121,894)
State	961
Total deferred	(120,933)
Total income tax expense from continuing operations	$35,697
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2025, the PI Subsidiary Trust had $17,915 of net deferred tax liability.
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2025 were as follows:

Deferred tax assets/(liabilities):
Business interest expense carryforward	$262,150
General business credit carryforward	168
State net operating loss carryforward	$61,100
Total deferred tax assets	323,418
Less valuation allowance	—
Net deferred tax asset	323,418
Unrealized gain on investments	(341,333)
Total deferred tax liabilities	(341,333)
Net deferred tax liability	$(17,915)
As of December 31, 2025, the PI Subsidiary Trust has $$61,100 of state loss carryforwards which will start to expire in 2026.
The PI Subsidiary Trust has a valuation allowance of $0 as of December 31, 2025. Management believes it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax asset.
The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2025.
A reconciliation of the differences between the PI Subsidiary Trust’s income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2025 is as follows:

	Amount	Percentage
Provision for income taxes at the U.S. federal rate	$23,310	21.00%
State tax, net of federal effect	1,571	1.41%
2023 amended federal tax	9,229	8.31%
True-up of temporary deferreds	2,068	1.86%
Other True-ups	(481)	(0.42)%
Income tax expense	$35,697	32.16%

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report

Income taxes paid (net of refunds) by the PI Subsidiary Trust For the year ended December 31, 2025

2025
US federal	$365,099
US states:	5,560
Total	$370,659

Each of the Trust’s and the PI Subsidiary Trust’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. The Trust and PI Subsidiary Trust file in various states and generally the prior four years remain subject to examination by each state’s respective taxing authority.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
The tax basis components of distributable earnings at December 31, 2025 are as follows:

Undistributed Ordinary Income	$7,963,828
Accumulated Net Realized Losses	(4,277,348)
Net Unrealized Appreciation	7,752,910
Other Temporary Differences / Subsidiary Trust	6,759,820
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to partnership investments.
The following information is provided on a tax basis as of December 31, 2025:

Tax Cost	$183,446,200
Tax Unrealized Appreciation	15,840,437
Tax Unrealized Depreciation	(8,086,997)
Net Unrealized Appreciation	7,753,440
The tax character of distributions declared during the years ended December 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$15,881,180	$16,725,552
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
4. Borrowings
The Trust had the following borrowings outstanding as of December 31, 2025:

Borrowings	Issuance Date	Maturity Date	Interest rate as of December 31, 2025	December 31, 2025
Senior Floating Rate Convertible Note	December 13, 2023	December 13, 2033	5.950%	$15,000,000
Floating Rate Loan	November 25, 2025	November 25, 2030	5.879%	22,500,000
Credit Facility	December 13, 2023	December 13, 2028	—%	—
				$37,500,000
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Floating Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2023. The Note is due December 13, 2033 and accrues interest at the rate of SOFR plus 2.20% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2025, the Trust incurred total interest expense on the Note of $979,105.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (1) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at a rate which is equal to the lesser of (i) the interest rate applicable interest on the premium calculation date, and (ii) 0.50% plus the Treasury Constant Yield at such time, over (2) the principal of the Note proposed to be redeemed. If the amount designated in clause (1) above is equal to or less than the amount specified in clause (2) above, then the Make Whole Premium shall be 3.00%.
The Trust holds the Note at carrying value and at December 31, 2025, management estimates the fair value of the Note to be $15,000,000. The fair value measurement of the Note is categorized as a Level 3 liability under ASC 820. The fair value of the Note is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.

Floating Rate Loan
On November 25, 2025 (the "Effective Date"), MassMutual provided to the Trust, a five-year $22,500,000 floating rate loan (The "Loan"). The Loan is due on November 25, 2030 and bears interest at the rate of SOFR plus 2.00%. Deferred financing fees in the amount of have been netted against the Loan balance as presented on the Consolidated Statement of Assets & Liabilities at carrying value.
The average principal balance and interest rate for the period during which the Loan was utilized For the year ended December 31, 2025, were approximately $22,500,000 and 5.88%, respectively. For the year ended December 31, 2025, the Trust incurred total interest expense on the Loan of 132,300.
At December 31, 2025, the carrying value of the Credit Facility of $22,500,000 approximates fair value. The fair value measurement of the Credit Facility is categorized as a Level 3 liability under ASC 820. The fair value of the Credit Facility is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
Credit Facility
On July 22, 2021, MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR (London Interbank Offered Rate) plus 2.25% on the outstanding borrowings. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $7,500,000 to a total aggregate commitment amount of $22,500,000, extend the maturity date to December 13, 2028 and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $125,460 has been presented as a prepaid asset on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended December 31, 2024, was approximately $4,200,000 and 6.48%, respectively. As of December 31, 2025, the Trust had no outstanding borrowings on the credit facility. For the year ended December 31, 2025, the Trust incurred total interest expense on the Credit Facility of $554,155.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
At December 31, 2025, the carrying value of the Credit Facility of $22,500,000 approximates fair value. The fair value measurement of the Credit Facility is categorized as a Level 3 liability under ASC 820. The fair value of the Credit Facility is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
The aggregate average principal balance and interest rate of the Trust's borrowings (inclusive of the Note, Loan and Credit Facility) for the year ended December 31, 2025, was approximately $25,715,068 and 6.37%, respectively. As of December 31, 2025, the aggregate principal balance of the Trust's borrowings was $37,500,000 at an average interest rate of 6.31%. For the year ended December 31, 2025, the Trust incurred total interest expense of $1,665,560.
5. Purchases and Sales of Investments

	For the year ended 12/31/2025
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$58,264,000	$54,036,658
Corporate public securities	2,784,575	2,087,224
	61,048,575	56,123,882
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At December 31, 2025, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$95,023	$95,094
Accelevation	22,222	22,500
Accredited Labs	670,996	670,725
Adacore Inc	30,613	31,148
American Roller Company	146,402	146,377
Applied Aerospace Structures Corp.	229,822	229,762
Argus Logistics	567,655	567,621
Automated Financial Systems	782,386	782,070
Becklar	22,157	22,430
Buske Logistics Inc	93,370	93,344
Caldwell & Gregory LLC	43,125	43,261
California Custom	66,111	66,517
Cash Flow Management	251,005	251,142
Coker	121,055	121,374
EFI Productivity Software	282,807	283,804
Expert Institute	154,480	154,729
Global Point Technology Group	102,273	96,859
GME Supply	169,436	169,546
Golden Ceramic Dental Lab	186,486	186,831

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report

Delayed Draw Term Loans	Unfunded Amount		Unfunded Value
Guardian Fire Services	$256,439		$256,408
HaystackID	346,085		348,138
HemaSource, Inc.	756,688		756,238
Ice House America	163,225		157,452
Kanawha Scales & Systems	406,780		406,699
LaunchPad Home Group	793,500		794,041
Lockmasters Incorporated	118,575		118,708
Merchant Industry	159,955		160,052
MSI Express	135,409		135,385
Navia Benefit Solutions Inc	348,836		348,836
Net at Work	405,114		409,320
New CAi	172,387		172,512
Onsite Dealer Solutions	1,060,194		1,059,843
Project Halo	122,967		123,224
Randy's Worldwide	365,273		365,298
Rapidair Compressed Air Products	163,983		155,614
Real Chemistry	58,960		58,868
RKD Group	189,174		189,384
ROI Solutions	201,719		202,309
SBP Holdings	395,272		397,404
SEKO Worldwide, LLC	20,047		20,047
Smartling, Inc.	343,374		343,253
SPATCO	179,604		180,462
Stratus Unlimited	352,257		345,962
Swoop	181,818		182,225
Tencarva Machinery Company	269,622		270,146
The Caprock Group (aka TA/TCG Holdings, LLC)	535,353		535,509
The Hilb Group, LLC	90,397		90,599
Tipco Technologies	64,783		64,763
UHY LLP	764,061		770,488
Unosquare	164,365		164,602
VitalSource	31,398		31,543
Warner Pacific Insurance Services	523,902		528,480
Whitcraft LLC	312,356		312,504
Wilson Language Training	34,224		33,068
Ziyad	298,956		298,940
	$14,824,476	$—	$14,823,458

Revolvers	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$86,650	$86,715
Accelevation	43,996	44,546
Accurus Aerospace	53,359	53,232
Adacore Inc	101,913	103,694
American Roller Company LLC	90,440	90,424
Americo Chemical Products	120,041	120,201
Applied Aerospace Structures Corp.	83,519	83,634

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report

Revolvers	Unfunded Amount	Unfunded Value
Argus Logistics	$68,030	$68,026
ASC Communications, LLC	22,664	22,638
Automated Financial Systems	179,738	179,665
Becklar	103,058	104,327
Best Lawyers	110,577	111,281
Bitly Inc	65,094	65,080
BKF Engineers	165,590	166,329
BrightSign	33,551	33,650
BUSKE LOGISTICS INC	78,813	78,791
Caldwell & Gregory LLC	172,500	173,045
California Custom	55,093	55,431
Cascade Services	66,176	66,284
Cash Flow Management	75,372	75,358
Cloudbreak	152,778	154,353
CloudOne	180,488	180,641
Cogency Global	82,652	83,235
Cognito Forms	94,521	95,990
Coker	111,400	111,694
Comply365	38,682	39,082
DAWGS Door and Window Guard Systems Inc	105,576	106,286
Decks Direct, LLC	92,070	61,564
EFI Productivity Software	70,948	71,068
eShipping	170,937	171,986
Expert Institute	83,058	83,192
Franklin Energy	53,464	53,520
Global Point Technology Group	68,182	64,573
GME Supply	123,796	123,876
Golden Ceramic Dental Lab	186,486	186,831
Guardian Fire Services	150,421	150,402
HaystackID	83,998	84,496
HemaSource, Inc.	202,373	203,436
Ice House America	14,414	13,902
Innovia Medical	42,580	42,812
Kanawha Scales & Systems	143,729	143,701
LaunchPad Home Group	207,000	207,141
LeadsOnline - Weatherby Parent Holdings LLC	224,512	224,763
Lockmasters Incorporated	50,872	50,839
Magnolia Wash Holdings	23,180	22,155
Media Recovery, Inc.	284,076	287,444
Merchant Industry	39,407	39,431
Mission Microwave	99,734	98,823
Momentum Group	54,042	53,939
MSI Express	42,331	42,238
Navia Benefit Solutions Inc	165,597	165,597
Net at Work	130,682	132,041
Netrix	253,703	253,569
New CAi	172,542	172,667

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report

Revolvers	Unfunded Amount	Unfunded Value
Newforma	$62,979	$60,978
Northstar Recycling	208,264	208,471
Omega Holdings	176,932	178,254
Onsite Dealer Solutions	134,202	134,157
Polara	188,362	189,675
ProfitOptics	193,548	194,945
Project Halo	83,333	83,507
Pro-Vision	165,136	166,426
Randy's Worldwide	18,648	18,768
Rapidair Compressed Air Products	81,992	77,807
Real Chemistry	78,859	78,913
RKD GROUP	130,533	130,678
RoadOne IntermodaLogistics	10,970	10,845
Rock Labor	57,867	58,937
ROI Solutions	180,553	181,078
RPX Corp	252,041	252,408
SBP Holdings	162,503	163,853
Screenvision	52,464	52,461
Smartling, Inc.	180,649	180,585
smartShift Technologies	168,014	170,578
SPATCO	204,986	205,967
Standard Elevator Systems	108,178	99,457
SVI International, Inc.	111,386	112,934
Swoop	60,606	60,878
Tank Holding Corp	21,818	21,783
TAPCO	201,121	201,357
Tencarva Machinery Company	321,435	320,806
The Caprock Group (aka TA/TCG Holdings, LLC)	193,150	192,984
The Hilb Group, LLC	72,917	73,079
Tipco Technologies	29,113	29,107
Top Tier Admissions	367,021	366,042
Trintech Inc	88,010	89,224
UHY LLP	163,326	164,700
Unosquare	79,696	79,811
Whitcraft LLC	254,167	255,879
Wilson Language Training	111,304	107,545
Woodland Foods, Inc.	210,448	209,870
World 50, Inc.	83,947	85,127
Worldwide Electric Corporation	124,224	124,902
Ziyad	116,954	116,948
	$11,288,061	$11,271,362

	$26,112,537	$26,094,820

As of December 31, 2025, unfunded commitments had net unrealized depreciation of $(17,718) or (0.01)% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
8. Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons
For the year ended December 31, 2025, the Trust paid its Trustees aggregate remuneration of $319,877. No compensation is paid by the Trust to Trustees who are "interested persons" of the Trust due to their status as an employee or officer of Barings. Each of Messrs. Noreen and Mihalick is an "interested person" (as defined by the 1940 Act) of the Trust. During the year, the Trust did not pay any compensation to to Mr. Mihalick. Mr. Noreen is not an employee or officer of Barings and Mr. Noreen retired from MassMutual in April 2024; as a result, effective May 1, 2024, the Trust paid Mr. Noreen's compensation.
All of the Trust’s officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Barings). For the year ended December 31, 2025, Barings paid the compensation of the Chief Compliance Officer of the Trust.
Mr. Noreen is an “affiliated person” (as defined by the 1940 Act) of MassMutual and Barings. Mr. Mihalick is an “affiliated person” (as defined by the 1940 Act) of Barings.
9. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2025, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.

10. Certifications (Unaudited)
As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that she was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2025 Annual Report
11. Quarterly Results of Investment Operations (Unaudited)

	March 31, 2025
	Amount	Per Share
Investment income	$4,405,947
Net investment income	3,351,767	$0.31
Net realized and unrealized gain on investments (net of taxes)	(1,292,938)	(0.12)

	June 30, 2025
	Amount	Per Share
Investment income	$4,500,484
Net investment income	3,396,865	$0.32
Net realized and unrealized gain on investments (net of taxes)	786,282	0.07

	September 30, 2025
	Amount	Per Share
Investment income	$4,443,669
Net investment income	3,341,282	$0.31
Net realized and unrealized gain on investments (net of taxes)	43,817	0.01

	December 31, 2025
	Amount	Per Share
Investment income	$4,312,447
Net investment income (net of taxes)	2,866,556	$0.26
Net realized and unrealized gain on investments (net of taxes)	735,345	0.07

Barings Participation Investors
2025 Annual Report
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Barings Participation Investors,
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Barings Participation Investors and subsidiary (the Trust), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians and agent banks; when replies were not received from agent banks, we performed other auditing procedures.Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of the Trust since 2004.
Charlotte, North Carolina
February 28, 2026

Barings Participation Investors
2025 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/ Chairman	Term expires 2027; Trustee since 2009	Head of Global Investment Strategy (2019-April 2024), and Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual.	106
President (2005-2009), Vice President (1993-2005) of the Trust; Chairman (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Trustee (since 2021), MassMutual Select Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MML Series Investment Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021) MML Series Investment Funds II (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MML Investment Advisers); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Member of the Investment Committee (since 2005), Baystate Health Systems; Member of the Investment Committee (since 1999), Diocese of Springfield; Trustee (2009-April 2024), MassMutual Asset Finance LLC (equipment financing company); Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); President (2009-2015), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); and Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company).

* Mr. Noreen is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of the Trust and his former position as President of Barings.

Barings Participation Investors
2025 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
David M. Mihalick* (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2025; Trustee since May 2022	Head of Private Assets (since 2021), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), and Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), Barings LLC.	5	Trustee (since 2022), Barings Corporate Investors; Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).
* Mr. Mihalick is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his current position at Barings.

Barings Participation Investors
2025 Annual Report
INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/Nominee	Term expires 2026; Trustee since 2005	Private Investor (since 2005); Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Barings Corporate Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (69) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/Nominee	Term expires 2026; Trustee since 2013	Retired (since 2018); General Partner (1993-2018), Boston Ventures Management (private equity firm).	2	Trustee (since 2013), Barings Corporate Investors; Member of the Board of Overseers (2013-2014), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2018), Boston Ventures IV, L.P., Boston Ventures V, L.P. and Boston Ventures VI, L.P. (private equity funds).

Edward P. Grace III (75) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2027; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); and Managing Director (1998-2018), Grace Venture Partners LP (venture capital fund).	2	Trustee (since 2012), Barings Corporate Investors; Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); and Director (2010-2017), Larkburger, Inc. (restaurant chain).

Susan B. Sweeney (73) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2028; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America.	106	Trustee (since 2012), Barings Corporate Investors; Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2012) MML Series Investment Funds II (open-end investment company advised by MML Investment Advisers); Trustee (since 2012), MassMutual Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MML Investment Advisers); and Trustee (2021-2022), Barings Private Equity Opportunities and Commitments Fund (formerly known as MassMutual Access Pine Point Fund) (closed-end investment company formerly advised by MML Investment Advisers).

Barings Participation Investors
2025 Annual Report
INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Maleyne M. Syracuse (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/Nominee	Term expires 2026; Trustee since 2007	Private Investor (since 2007); Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking).	2
Trustee (since 2007), Barings Corporate Investors; Member of the Board of Directors (since 1998), 1st Vice President (since 2025), Board President (2002-2021), and Board Treasurer (2023-2024), Peters Valley School of Craft (a non-profit arts organization).ion).

Barings Participation Investors
2025 Annual Report
 OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Christina Emery (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2020
Vice President (2018-2020) of the Trust; Managing Director (since 2011), Director (2005-2011), Barings; President (since 2020), Vice President (2018-2020), Barings Corporate Investors; and Trustee (since 2020), President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher Hanscom (42) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer & Treasurer	Chief Financial Officer Since 2022; Treasurer Since 2017
Sr. Director (since 2023), Director (2018-2023), Associate Director (2015-2018), Analyst (2005-2015), Barings; Chief Financial Officer (since 2022), Treasurer (since 2017), Barings Corporate Investors; Trustee (since 2022), Chief Financial Officer (since 2022), Assistant Controller (2020-2022), CI Subsidiary Trust and PI Subsidiary Trust; and Chief Financial Officer (since January 2023), Treasurer (2021-2023), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Ashlee Steinnerd (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since 2023
Secretary (2020-2023) of the Trust; Managing Director (since 2022), Head of Regulatory (since 2021), Director (2019-2022), Barings; Chief Legal Officer (since 2023), Secretary (2020-2023), Barings Participation Investors; Chief Legal Officer (since 2023), Secretary (2020-2023), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer (since 2023), Secretary (2021-2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Chief Legal Officer (since 2023), Secretary (2020-2023), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Chief Legal Officer (since 2023), Secretary (2020-2023), Barings Capital Investment Corporation (a non-listed business development company); Chief Legal Officer (since 2023), Secretary (2021-2023), Barings Private Credit Corporation (a perpetually offered non-listed business development company); and Chief Legal Officer (2023-2024), Secretary (2022-2023), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024).

Itzbell Branca (49) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since September 2024
Senior Director (since September 2024), Director (2019-September 2024), Barings; Chief Compliance Officer (since September 2024), Barings Participation Investors; Chief Compliance Officer (since September 2024), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Chief Compliance Officer (since September 2024), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Chief Compliance Officer (since September 2024), Barings Capital Investment Corporation (a non-listed business development company); and Chief Compliance Officer (since September 2024), Barings Private Credit Corporation (a perpetually offered non-listed business development company).

Andrea Nitzan (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Principal Accounting Officer	Since 2023
Managing Director and Chief Accounting Officer (since 2020), Barings; Principal Accounting Officer (since 2023), Barings Corporate Investors; Principal Accounting Officer (since 2023), CI Subsidiary Trust and PI Subsidiary Trust; and Treasurer (since 2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings).

Barings Participation Investors
2025 Annual Report
 OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Alexandra Pacini (33) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since 2023
Assistant Secretary (2020-2023) of the Trust; Director (since 2023), Associate Director (2021-2023), Analyst (2017-2021), Barings; Secretary (since 2023), Assistant Secretary (2020-2023), Barings Participation Investors; Secretary (since 2023), Assistant Secretary (2020-2023), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since 2023), Assistant Secretary (2020-2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Secretary (since 2023), Assistant Secretary (2020-2023), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Secretary (since 2023), Assistant Secretary (2021-2023), Barings Capital Investment Corporation (a non-listed business development company); Secretary (since 2023), Assistant Secretary (2021-2023), Barings Private Credit Corporation (a perpetually offered non-listed business development company); Secretary (since 2023), Assistant Secretary (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024); and Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).

Sean Feeley (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2011
Managing Director (since 2003), Barings; Vice President (since 2011), Barings Corporate Investors; Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust; and President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Joseph Evanchick (61) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2023	Managing Director (since 2012), Barings; Vice President (since 2023), Barings Corporate Investors; and Vice President (since 2023), CI Subsidiary Trust and PI Subsidiary Trust.

Matthew Curtis (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Tax Officer	Since 2022
Managing Director and Global Head of Tax (since 2017), Barings; Tax Officer (since 2022), Barings Participation Investors; Tax Officer (since 2022), CI Subsidiary Trust and PI Subsidiary Trust; Tax Officer (since 2022), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Tax Officer (since 2022), Barings Capital Investment Corporation (a non-listed business development company); Tax Officer (since 2022), Barings Private Credit Corporation (a perpetually offered non-listed business development company); Tax Officer (since 2022), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Tax Officer (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024).

 * Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on November 14, 2024.

Barings Participation Investors
2025 Annual Report

APPROVAL OF INVESTMENT SERVICES CONTRACT
At a meeting of the Trustees held on November 13, 2025, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one-year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.

In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Nature, Extent and Quality of Services to be Provided by Barings to the Trust
In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the scope of services provided by Barings in light of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the renewed Contract.
Investment Performance
The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed the S&P UBS Leveraged Loan Index 1for the 3-month, year-to-date, 1-, 3-, 5- and 10-year periods, in each case ended June 30, 2025. The Trust also outperformed the Bloomberg Barclays US Corporate High Yield Index for the 3-, 5- and 10-year periods, and underperformed for the 3-month, year-to-date and 1-year periods, in each case ended June 30, 2025. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.
Advisory Fee/Costs of Services Provided and Profitability/ Manager’s “Fallout” Benefits
In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Corporate Investors, which is also advised by Barings. Under the terms of its Investment Services Contract, Barings Corporate Investors is charged a quarterly
1 On December 4, 2024, S&P Dow Jones Indices, in collaboration with UBS, announced the launch of the S&P UBS Leveraged Loan Index, previously known as the Credit Suisse Leveraged Loan Index.

Barings Participation Investors
2025 Annual Report
investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and public funds that Barings manages that invest in similar asset classes, and observed that the fee charged to Barings Corporate Investors is lower than the Trust’s advisory fee.

At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.
Economies of Scale
The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

Barings Participation Investors
2025 Annual Report

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Agent for Barings Participation Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Private Investor	Edward P. Grace* President Phelps Grace International, Inc
David M. Mihalick Head of Private Assets, Barings	Clifford M. Noreen Retired - Head of Global Investment Strategy MassMutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Christina Emery President	Andrea Nitzan Principal Accounting Officer	Alexandra Pacini Secretary
Ashlee Steinnerd Chief Legal Officer	Itzbell Branca Chief Compliance Officer	Christopher Hanscom Chief Financial Officer and Treasurer
Sean Feeley Vice President	Joseph Evanchick Vice President	Matthew Curtis Tax Officer

* Member of the Audit Committee

Barings Participation Investors
2025 Annual Report
ITEM 2. CODE OF ETHICS.
The Registrant adopted a Code of Ethics for principal executive and senior financial officers (the "Code") on October 17, 2003, which is available on the Registrant's website at https://mpv.barings.com. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Registrant's Board of Trustees has determined that Ms. Barbara M. Ginader, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Ms. Ginader is "independent" for purposes of this Item 3 as required by applicable regulation.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP (“KPMG”), the Registrant’s current independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal years ended December 31, 2025 and December 31, 2024. In response to Items 4(a)-4(d), aggregate fees for professional services rendered for the Registrant by KPMG for the fiscal years ended December 31, 2025 and December 31, 2024 were:
Fees Billed to the Registrant by KPMG:

	Year Ended December 31, 2025	Year Ended December 31, 2024
(a) Audit Fees	$205,000	$195,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	74,000	71,000
(d) All Other Fees	—	—

The category “Audit Fees” refers to fees incurred for an audit of the Registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category “Audit-Related Fees” reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Barings LLC (“Barings” or the “Adviser”) and MassMutual, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by KPMG for consulting rendered to the Registrant, Barings and MassMutual.

(e)(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant.

(e)(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended December 31, 2025 and December 31, 2024 are disclosed in 4(b)-(d) above.

Barings Participation Investors
2025 Annual Report
The following table shows the aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2025 and December 31, 2024:

Non-Audit Fees Billed to Barings and MassMutual	Year Ended December 31, 2025	Year Ended December 31, 2024
KPMG	$22,609,000	$22,440,000

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended December 31, 2025 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.
(i) Not applicable.
(j) Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)    The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, https://mpv.barings.com and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Barbara M. Ginader, Edward P. Grace, III, Susan B. Sweeney and Maleyne M. Syracuse.

(b)    Not applicable.
ITEM 6. INVESTMENTS.
(a)    A Schedule of Investments for the Registrant is included as part of this report to shareholders under Item 1(a) of this Form N-CSR.
(b)    Not applicable.
ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable to the Registrant.
(b)    Not applicable to the Registrant.
ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Included in Item 1(a).

Barings Participation Investors
2025 Annual Report
ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Summary of Barings’ Global Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibilities and believes that, as a general principle, proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its independent third-party research provider (“Research Provider”). It is Barings’ Global Proxy Voting Policy to generally vote proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations; or (ii) instances where the Research Provider has not provided a recommendation, against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings’ Proxy Voting Procedures

If a Material Conflict is identified by an authorized investment person or designee (“Proxy Analyst”) or the Proxy Voting Team, the proxy will be submitted to the Governance and Conflicts Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No Barings associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or from a member of the Governance and Conflicts Committee and has disclosed any known Material Conflict.

Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with Barings’ Global Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, except for those jurisdictions where written explicit delegation is required such as Hong Kong, Taiwan and South Korea, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, on the Barings website: https://www.barings.com/globalassets/2-assets/content/global-investment-policies/barings-global-proxy-voting-policy.pdf, by contacting the Chief Compliance Officer, Barings LLC, 300 South Tryon, Charlotte, NC 28202, or calling toll-free, 1-877-766-0014.
ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

Christina Emery, Sean Feeley and Joseph Evanchick serve as the Registrant's portfolio managers (the “Portfolio Managers”) and are jointly and primarily responsible for the day-to-day management of the Registrant's investment portfolio. The Portfolio Managers are supported by Barings’ investment teams and investment committees that originate, structure and underwrite opportunities that are consistent with the Registrant's investment strategy. The primary investment committees that support the Portfolio Managers within the Registrant's investment strategy are below, and certain Portfolio Managers may serve on one of more of the committees below:

Barings Participation Investors
2025 Annual Report
•Barings Global Private Finance Investment Committees
•Barings Capital Solutions Investment Committee
•Barings U.S. High Yield Investment Committee
The Registrant's investments are underwritten by the relevant investment team and subject to approval by the relevant Barings investment committee. Generally, a majority of the votes cast at a meeting at which a majority of the members of an investment committee are present is required to approve investments in new issuers. Barings believes that the individual and shared experience of the senior team members on its investment committees and its Portfolio Managers provides an appropriate balance of shared investment philosophy and difference of background and opinion. Once approved by the applicable Barings investment committee, the Portfolio Managers determine whether and in what amount the Registrant will invest in such investment subject to the Barings allocation policies in effect at such time and applicable to such investment.

PORTFOLIO MANAGER. Christina Emery serves as the President of the Registrant (since January 2020) and as one of its Portfolio Managers. Ms. Emery began her service to the Registrant in 2017 as a Vice President. With over 20 years of industry experience, Ms. Emery is a senior member of Barings’ Global Private Finance Group. She is a Portfolio Manager responsible for the construction and portfolio management for a number of North American Private Finance vehicles and accounts. Ms. Emery has worked in the industry since 2002. Prior to joining the firm in 2005, she held a position in investment banking at Legg Mason and had various operations roles at Abbott Laboratories. She holds a B.S. from the University of Virginia and an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia. Ms. Emery also serves as President of Barings Corporate Investors, another closed-end management investment company advised by Barings.

PORTFOLIO MANAGEMENT TEAM. Ms. Emery has primary responsibility for overseeing the investments of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Barings’ investment professional (together with the Portfolio Manager, the “Portfolio Team”).

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. He is a portfolio manager for Barings’ U.S. High Yield Investment Group. He is also a member of the firm’s U.S. High Yield Investment Committee and the Global High Yield Allocation Committee. Mr. Feeley is responsible for the portfolio management of various high yield bond total return strategies. Mr. Feeley has worked in the industry since 1996 and his experience has encompassed the credit market across a variety of industries. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse, where he worked in the leveraged finance group. Mr. Feeley holds a B.S. in Accounting from Canisius College (magna cum laude) and an M.B.A. from Cornell University. He is a Certified Public Accountant (inactive) and member of the CFA Institute. Mr. Feeley also serves as Vice President of Barings Corporate Investors and President of Barings Global Short Duration High Yield Fund, both closed-end management investment companies advised by Barings.

Joseph Evanchick is Head of the Middle Market CLO platform at Barings, where he is responsible for managing private credit assets for the Global Private Finance Group. Prior to establishing the middle market CLO platform, he was active in raising investor capital for Barings' mezzanine and private equity funds as well as infrastructure debt and private placements. Mr. Evanchick has worked in the industry since 1992. Prior to joining the firm in 2012, he was a Managing Director at ICP Capital. Previously, Mr. Evanchick was a Senior Managing Director at Bear Stearns, where he worked as a structured finance banker. He received a B.S. from Edinboro University of Pennsylvania and an M.B.A. from Pennsylvania State University. Mr. Evanchick also serves as Vice President of Barings Corporate Investors, another closed-end management investment companies advised by Barings.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Barings advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

Barings Participation Investors
2025 Annual Report

Portfolio Team	Account Category	Total Number of Accounts	Approximate Total Asset Size[1,2]	Numbers of Accounts with Performance-Based Advisory Fee	Approximate Asset Size of Performance-Based Advisory Fee Accounts[1,2]
Christina Emery	Registered Investment Companies	3	$427	0	$—
	Other Pooled Investment Vehicles	27	$1,607	0	$—
	Other Accounts	19	$5,481	0	$—

Sean Feely	Registered Investment Companies	10	$2,168	0	$—
	Other Pooled Investment Vehicles	6	$4,860	0	$—
	Other Accounts	21	$4,174	0	$—

Joseph Evanchick	Registered Investment Companies	1	$417	0	$—
	Other Pooled Investment Vehicles	31	$4,847	0	$—
	Other Accounts	9	$1,841	0	$—
1    Account assets have been calculated as of December 31, 2025.
2    Account size in millions.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients. Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Barings can effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. As a result, Barings has a conflict of interest in connection with the cross-trade since it has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance fee. To address this conflicts of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such cross-trade is consistent with Barings’ fiduciary obligations to act in best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transactions, and is in compliance with applicable legal and regulatory requirements. Barings will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Barings Participation Investors
2025 Annual Report
Loan Origination Transactions: Other than transactions related to the Global Private Finance Group, while Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication. Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. This includes, but is not limited to, the ability of Barings to invest client assets in debt instruments or equity instruments for issuers where (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates have a different equity interest and/or a different debt instrument in the issuer or an affiliate thereof. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.

Barings Participation Investors
2025 Annual Report
Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address the conflicts, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale and Other Similar Transaction Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Global Side by Side Management and Other Conflicts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy.

Trade Errors: Potential material conflicts of interest also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors, and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Global Best Execution Policy and a Global Directed or Restricted Brokerage Policy.

Barings Participation Investors
2025 Annual Report
As discussed above, Barings employees have the ability to trade in securities that are purchased, held and sold by or on behalf of Barings’ advisory clients, subject to a number of limitations. See above for a discussion of restrictions on employee personal securities transactions contained in Barings’ Global Code of Ethics.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings’ compensation is competitive with industry norms.

Base Salary
The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Annual Bonus - Short Term Incentive (STI)

The annual bonus pool applies to all associates in the firm. Factors impacting the potential bonuses include but are not limited to: (i) investment performance of funds/accounts managed by a portfolio manager, (ii) financial performance of Barings, (iii) client satisfaction and (iv) living our values. STI is typically paid in February/March following the performance year for which the award is based.

Long-Term Incentives (LTI)

Barings’ long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula including Barings’ overall earnings. A voluntary separation of service will generally result in a forfeiture of unvested LTI awards.

BENEFICIAL OWNERSHIP: As of December 31, 2025, members of the Portfolio Management Team, beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Christina Emery	$0
Sean Feeley	$0
Joseph Evanchick	$0

*Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Barings' non-qualified deferred compensation plan for certain officers of Barings (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)

Barings Participation Investors
2025 Annual Report
ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/25-07/31/25	0	0	0	0
Month #2 08/01/25-08/31/25	0	0	0	0
Month #3 09/01/25-09/30/25	0	0	0	0
Month #4 10/01/25-10/31/25	0	0	0	0
Month #5 11/01/25-11/30/25	0	0	0	0
Month #6 12/01/25-12/31/25	0	0	0	0
Total	0	0	0	0
ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable for this filing.
ITEM 16. CONTROLS AND PROCEDURES.
(a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's full year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)    None.
(b)    None.
ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.
(a)    Not applicable for this filing.
(b)    Not applicable for this filing.
ITEM 19. EXHIBITS.
(a)    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

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2025 Annual Report
(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(5) Change in the registrant’s independent public accountant.

Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the Act.

Attached hereto as EX-99.32
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 9, 2026
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant):	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 9, 2026

By:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date:	March 9, 2026